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Your Preference Plus Account
Prospectus Inside


                                                                       METLIFE'S
                                                      PREFERENCE PLUS(R) ACCOUNT
                                                                VARIABLE ANNUITY

[American Funds(sm) Insurance Series logo]

[Salomon Brothers Asset Management logo]

[Janus logo]

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[AIM Investments logo]

[Franklin Templeton Investments logo]

[MetLife(R) logo]

[Fidelity Investments logo]

[MFS Investment Management logo]

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[Neuberger Berman logo]

[PIMCO Equity Advisors logo]

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[T.Rowe Price logo]

[Loomis Sayles & Company, L.P. logo]

[Harris Associates L.P. logo]

[Deutsche Asset Management logo]

Over 40 Investment Choices to Help You Reach Your Retirement Goals

                                                 See inside for more details and
                                            important updates on your portfolios

TALK TO YOUR METLIFE FINANCIAL SERVICES REPRESENTATIVE TO FIND OUT MORE!

May 1, 2004
NOT PART OF THE PROSPECTUS                                          METLIFE(R)

                                 (METLIFE LOGO)

                                                             APRIL 30, 2007

PREFERENCE PLUS(R) INCOME ADVANTAGE ANNUITY CONTRACTS
ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes individual and group non-qualified and qualified contracts for Preference Plus Income Advantage immediate variable income annuities ("Income Annuities").
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INCOME ANNUITIES AVAILABLE:
     --  Non-Qualified
     --  Qualified

A WORD ABOUT INVESTMENT RISK:
An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:
     --  a bank deposit or obligation;
     --  federally insured or guaranteed; or
     --  endorsed by any bank or other financial institution.
--------------------------------------------------------------------------------

Income annuities are purchased to produce a predictable source of income. There is no accumulation of cash value in an income annuity. Although certain purchasers may make withdrawals of all or part of the value of future income payments, this Income Annuity is not designed for those seeking to accumulate cash values for future withdrawal. The investment choices available to you are listed in the Contract for your Income Annuity. Your choices may include the Fixed Income Option (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding Portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), Portfolios of the Met Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series ("American Funds"). For convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.

  AMERICAN FUNDS BOND                        LEGG MASON VALUE EQUITY
  AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION LEHMAN BROTHERS(R) AGGREGATE BOND INDEX
  AMERICAN FUNDS GROWTH                      LOOMIS SAYLES SMALL CAP
  AMERICAN FUNDS GROWTH-INCOME               LORD ABBETT BOND DEBENTURE
  BLACKROCK AGGRESSIVE GROWTH                MFS(R) RESEARCH INTERNATIONAL
  BLACKROCK BOND INCOME                      MFS(R) TOTAL RETURN
  BLACKROCK DIVERSIFIED                      MET/AIM SMALL CAP GROWTH
  BLACKROCK LARGE-CAP CORE                   METLIFE MID CAP STOCK INDEX
    (FORMERLY, BLACKROCK INVESTMENT TRUST)   METLIFE STOCK INDEX
  BLACKROCK LARGE CAP VALUE                  MORGAN STANLEY EAFE(R) INDEX
  BLACKROCK LEGACY LARGE CAP GROWTH          NEUBERGER BERMAN MID CAP VALUE
  BLACKROCK STRATEGIC VALUE                  NEUBERGER BERMAN REAL ESTATE
  DAVIS VENTURE VALUE                        OPPENHEIMER CAPITAL APPRECIATION
  FI INTERNATIONAL STOCK                     OPPENHEIMER GLOBAL EQUITY
  FI LARGE CAP                               PIMCO INFLATION PROTECTED BOND
  FI MID CAP OPPORTUNITIES                   PIMCO TOTAL RETURN
  FI VALUE LEADERS                           RCM TECHNOLOGY
  FRANKLIN TEMPLETON SMALL CAP GROWTH          (FORMERLY, RCM GLOBAL TECHNOLOGY)
  HARRIS OAKMARK FOCUSED VALUE               RUSSELL 2000(R) INDEX
  HARRIS OAKMARK INTERNATIONAL               T. ROWE PRICE LARGE CAP GROWTH
  HARRIS OAKMARK LARGE CAP VALUE             T. ROWE PRICE MID-CAP GROWTH
  JANUS FORTY                                T. ROWE PRICE SMALL CAP GROWTH
  JENNISON GROWTH                            WESTERN ASSET MANAGEMENT STRATEGIC BOND
  LAZARD MID-CAP                               OPPORTUNITIES
  LEGG MASON PARTNERS AGGRESSIVE GROWTH      WESTERN ASSET MANAGEMENT U.S.
    (FORMERLY, JANUS AGGRESSIVE GROWTH)      GOVERNMENT



                             INCOME ALLOCATION PORTFOLIOS
  METLIFE AGGRESSIVE ALLOCATION              METLIFE MODERATE ALLOCATION
  METLIFE CONSERVATIVE ALLOCATION            METLIFE MODERATE TO AGGRESSIVE
  METLIFE CONSERVATIVE TO MODERATE           ALLOCATION
  ALLOCATION



                       EXCHANGE TRADED FUND ("ETF") PORTFOLIOS
  CYCLICAL GROWTH AND INCOME ETF             CYCLICAL GROWTH ETF

HOW TO LEARN MORE:

Before investing, read this Prospectus. The Prospectus contains information about the Income Annuities and Metropolitan Life Separate Account E which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated April 30, 2007. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page 72 of this Prospectus. To view and download the SAI, please visit our website www.metlife.com. To request a free copy of the SAI or to ask questions, write or call:

Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893
Phone: (800) 635-7775

The Securities and Exchange Commission has a Web site (http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

This Prospectus is not valid unless attached to the current Metropolitan Fund, Met Investors Fund and American Funds prospectuses, which are attached to the back of this Prospectus. You should also read these prospectuses carefully before purchasing an Income Annuity.

TABLE OF CONTENTS

IMPORTANT TERMS YOU SHOULD KNOW.............. ..............  4
TABLE OF EXPENSES..................... .....................  6
METLIFE.......................... ..........................  13
METROPOLITAN LIFE SEPARATE ACCOUNT E............ ...........  13
VARIABLE ANNUITIES..................... ....................  13
YOUR INVESTMENT CHOICES.................. ..................  14
   Certain Payments We Receive with Regard to the
      Portfolios............................................  16
INCOME ANNUITIES...................... .....................  18
   Income Payment Types.....................................  18
   Optional Two Year Withdrawal Feature.....................  19
      Requesting a Withdrawal...............................  21
   Purchase Payment.........................................  21
   The Value of Your Income Payments........................  22
   Reallocation Privilege...................................  24
   Standard Withdrawal Feature..............................  27
   Death Benefit............................................  29
   Charges..................................................  30
      Insurance-Related or Separate Account Charge..........  30
      Investment-Related Charge.............................  30
      Standard Withdrawal Feature Withdrawal Processing
       Fee..................................................  31
      Annual Contract Charge................................  31
   Premium and Other Taxes..................................  31
   Free Look................................................  31
GENERAL INFORMATION.................... ....................  32
   Administration...........................................  32
      Purchase Payments.....................................  32
      Confirming Transactions...............................  32
      Processing Transactions...............................  32
        By Telephone........................................  33
        After Your Death....................................  33
        Misstatement........................................  33
        Third Party Requests................................  33
        Valuation -- Suspension of Payments.................  33
   Advertising Performance..................................  34
   Changes to Your Income Annuity...........................  35
   Voting Rights............................................  35
   Who Sells the Income Annuities...........................  36


   Financial Statements.....................................  38
   When We Can Cancel Your Income Annuity...................  38
INCOME TAXES........................ .......................  38
LEGAL PROCEEDINGS..................... .....................  45
APPENDIX A ANNUITY UNIT VALUES............... ..............  46
APPENDIX B PREMIUM TAX TABLE................ ...............  70
APPENDIX C PORTFOLIO LEGAL AND MARKETING NAMES....... ......  71
APPENDIX D TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL
  INFORMATION....................... .......................  72

The Income Annuities are not intended to be offered anywhere they may not be lawfully offered and sold. MetLife has not authorized any information or representations about the Income Annuities other than the information in this Prospectus, the attached prospectuses, supplements to the prospectuses or any supplemental sales material we authorize.

IMPORTANT TERMS YOU SHOULD KNOW

ANNUITY PURCHASE RATE

The annuity purchase rate is the dollar amount you would need to purchase an Income Annuity paying $1 per payment period. For example, if it would cost $50 to buy an annuity that pays you $1 a month for the rest of your life, then the annuity purchase rate for that life income annuity is $50. The annuity purchase rate is a component in determining the number of annuity units credited to you with your purchase payment. (The other component is the amount of the purchase payment.) The annuity purchase rate is based on the annuity income payment type you purchase (which may include the Optional Two Year Withdrawal Feature), your age, sex, number of payments remaining and the Assumed Investment Return for variable income payments or an interest rate determined by MetLife for fixed income payments. Each time you request a reallocation between the Fixed Income Option and the investment divisions of the Separate Account or request a withdrawal, the annuity purchase rate is reset to reflect any changes in these components. The reset annuity purchase rate represents the assumed investment return or interest rate and your age, sex and number of payments remaining if you were purchasing the same annuity contract on the date of the reallocation or withdrawal.

ANNUITY UNIT VALUE

With an Income Annuity, the money paid-in or reallocated into an investment division of the Separate Account is held in the form of annuity units. Annuity units are established for each investment division. We determine the value of these annuity units at the close of the Exchange (see definition below) each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ASSUMED INVESTMENT RETURN (AIR)

Under an Income Annuity, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given investment division to determine all subsequent payments to you. You choose the AIR at application. The decision is irrevocable. The AIR may range from 3% to 6%.

CONTRACT

A Contract is the legal agreement between you and MetLife or between MetLife and the employer, plan trustee or other entity, or the certificate issued to you under a group annuity contract. This document contains relevant provisions of your Income Annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.

EXCHANGE

In this Prospectus, the New York Stock Exchange is referred to as the "Exchange".

INVESTMENT DIVISION

Investment divisions are subdivisions of the Separate Account. When you allocate a purchase payment or make reallocations of your income payment to an investment division, the investment division purchases shares of a Portfolio (with the same name) within the Metropolitan Fund, Met Investors Fund or American Funds.

METLIFE

MetLife is Metropolitan Life Insurance Company, which is the company that issues the Income Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

METLIFE DESIGNATED OFFICE

Your MetLife Designated Office is the MetLife office that will generally handle the administration of your Income Annuity. Your payment statement and/or check stub will indicate the address of your MetLife Designated Office. The telephone number to call to initiate a request is 1-800-635-7775.

SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to investment divisions under the Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in the Income Annuities.

VARIABLE ANNUITY

An annuity in which income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the investment divisions in a variable annuity.

YOU

In this Prospectus, depending on the context, "you" is a natural person and may mean either the purchaser of the Income Annuity or the annuitants under certain group arrangements.

TABLE OF EXPENSES -- PREFERENCE PLUS INCOME ADVANTAGE INCOME ANNUITIES

The following tables describe the expenses you will pay when you buy, hold or withdraw amounts from your Income Annuity. The first table describes charges you will pay at the time you purchase the Income Annuity, make withdrawals from your Income Annuity or make reallocations between the investment divisions of your Income Annuity. The tables do not show premium and other taxes which may apply.
--------------------------------------------------------------------------------

CONTRACT OWNER TRANSACTION EXPENSES

   Sales Load Imposed on Purchase Payments..................  None
   Withdrawal Processing Fee for Standard Withdrawal Feature
     (of the amount withdrawn)(1)...........................    6%
   Reallocation Fee(2)...................... Current Charge:  None
                                    Maximum Guaranteed Charge: $30

1 THE WITHDRAWAL PROCESSING FEES IN THE AGGREGATE WILL NOT EXCEED 9% OF THE PURCHASE PAYMENT. SUBJECT TO METLIFE'S UNDERWRITING REQUIREMENTS, WE MAY ALSO MAKE AVAILABLE AN OPTIONAL TWO YEAR WITHDRAWAL FEATURE UNDER YOUR INCOME ANNUITY. IF THE OPTIONAL TWO YEAR WITHDRAWAL FEATURE IS AVAILABLE UNDER YOUR INCOME ANNUITY, YOU CAN CHOOSE TO ADD THIS FEATURE THAT PERMITS YOU TO WITHDRAW ADDITIONAL AMOUNTS DURING THE FIRST TWO YEARS YOU HOLD YOUR INCOME ANNUITY. THIS OPTION IS DESCRIBED IN MORE DETAIL LATER IN THIS PROSPECTUS. CHOOSING THIS OPTION WILL TYPICALLY RESULT IN LOWER INCOME PAYMENTS THAN IF THIS FEATURE HAD NOT BEEN CHOSEN.

2 WE RESERVE THE RIGHT TO LIMIT REALLOCATIONS TO ONE PER MONTH. WE ALSO RESERVE THE RIGHT TO IMPOSE A REALLOCATION FEE FOR EACH ADDITIONAL REALLOCATION IN EXCESS OF THE MAXIMUM NUMBER PERMITTED. THE AMOUNT OF THIS FEE WILL BE NO GREATER THAN $30.
--------------------------------------------------------------------------------
The second table describes the fees and expenses that you will bear periodically during the time you hold the Income Annuity, but does not include fees and expenses for the Portfolios.

   Annual Contract Fee for Income Annuities(3)........................................ Current Charge:  None
                                                                             Maximum Guaranteed Charge: $30

Separate Account Charge(4)
  (as a percentage of the amount of underlying portfolio
  shares we have designated in the investment divisions to
  generate your income payments)
  for the American Funds Growth-Income, American Funds
  Growth, American Funds Bond and American Funds Global
  Small Capitalization Investment Divisions(4)..............    1.50%
   (as a percentage of the amount of underlying portfolio
   shares we have designated in the investment divisions to
   generate your income payments)
   for all investment divisions except the American Funds
   Growth-Income, American Funds Growth, American Funds Bond
   and American Funds Global Small Capitalization Investment
   Divisions(4).............................................    1.25%

3 WE RESERVE THE RIGHT TO IMPOSE AN ANNUAL CONTRACT FEE. THE AMOUNT OF THIS FEE WILL BE NO GREATER THAN $30.00 ANNUALLY.

4 WE RESERVE THE RIGHT TO IMPOSE AN ADDITIONAL SEPARATE ACCOUNT CHARGE ON INVESTMENT DIVISIONS THAT WE ADD TO THE CONTRACT IN THE FUTURE. THE ADDITIONAL AMOUNT WILL NOT EXCEED THE ANNUAL RATE OF 0.25% OF THE AMOUNT OF UNDERLYING PORTFOLIO SHARES WE HAVE DESIGNATED IN THE INVESTMENT DIVISIONS TO GENERATE YOUR INCOME PAYMENTS AS SHOWN IN THE TABLE LABELED "SEPARATE ACCOUNT CHARGE (AS A PERCENTAGE OF THE AMOUNT OF UNDERLYING PORTFOLIO SHARES WE HAVE DESIGNATED IN THE INVESTMENT DIVISIONS TO GENERATE YOUR INCOME PAYMENTS) FOR THE AMERICAN FUNDS GROWTH-INCOME, AMERICAN FUNDS GROWTH, AMERICAN FUNDS BOND AND AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION INVESTMENT DIVISIONS."

   DIFFERENT SEPARATE ACCOUNT CHARGES FOR THE AMERICAN FUNDS INVESTMENT DIVISIONS WERE IN EFFECT PRIOR TO MAY 1, 2006.

   WE ARE WAIVING 0.08% OF THE SEPARATE ACCOUNT CHARGE FOR THE INVESTMENT DIVISION INVESTING IN THE BLACKROCK LARGE-CAP CORE PORTFOLIO.
--------------------------------------------------------------------------------
The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold the Income Annuity. All of the Portfolios listed below are Class B except for the Portfolios of the American Funds, which are Class 2 Portfolios. More details concerning the Metropolitan Fund, the Met Investors Fund and the American Funds fees and expenses are contained in their respective prospectuses.


                                                                       Minimum*   Maximum
Total Annual Metropolitan Fund, Met Investors Fund and American Funds  --------   -------
   Operating Expenses for the fiscal year ending December 31, 2006
     (expenses that are deducted from these Funds' assets include management fees, distribution fees (12b-1 fees) and other
     expenses)..................................................         0.55%     1.30%
   After Waiver and/or Reimbursement of Expenses(5)(6)..........         0.54%     1.30%



* DOES NOT TAKE INTO CONSIDERATION ANY AMERICAN FUNDS PORTFOLIO, FOR WHICH AN ADDITIONAL SEPARATE ACCOUNT CHARGE APPLIES.


5 MET INVESTORS ADVISORY LLC ("METLIFE INVESTORS") AND MET INVESTORS FUND HAVE ENTERED INTO AN EXPENSE LIMITATION AGREEMENT UNDER WHICH MET INVESTORS FUND HAS AGREED TO WAIVE OR LIMIT ITS FEES AND TO ASSUME OTHER EXPENSES SO THAT THE TOTAL ANNUAL EXPENSES OF EACH PORTFOLIO (OTHER THAN INTEREST, TAXES, BROKERAGE COMMISSIONS, OTHER EXPENDITURES WHICH ARE CAPITALIZED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND OTHER EXTRAORDINARY EXPENSES NOT INCURRED IN THE ORDINARY COURSE OF EACH PORTFOLIO'S BUSINESS) WILL NOT EXCEED, AT ANY TIME PRIOR TO APRIL 30, 2008, EXCLUSIVE OF 12B-1 FEES, THE FOLLOWING PERCENTAGES: 0.55% FOR THE CYCLICAL GROWTH ETF PORTFOLIO, AND 0.55% FOR THE CYCLICAL GROWTH AND INCOME ETF PORTFOLIO. UNDER CERTAIN
 6

   CIRCUMSTANCES, ANY FEES WAIVED OR EXPENSES REIMBURSED BY METLIFE INVESTORS MAY, WITH THE APPROVAL OF THE TRUST'S BOARD OF TRUSTEES, BE REPAID BY THE APPLICABLE PORTFOLIO TO METLIFE INVESTORS. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED. SEE THE ATTACHED PROSPECTUS FOR THE METLIFE INVESTORS FUND FOR MORE INFORMATION ABOUT THE AGREEMENT TO WAIVE OR LIMIT FEES AND TO ASSUME OTHER EXPENSES BETWEEN METLIFE INVESTORS AND THE MET INVESTORS FUND.

6 PURSUANT TO AN EXPENSE AGREEMENT METLIFE ADVISERS, LLC ("METLIFE ADVISERS") HAS AGREED TO WAIVE ITS INVESTMENT MANAGEMENT FEE OR PAY OPERATING EXPENSES (EXCLUSIVE OF BROKERAGE COSTS, INTEREST, TAXES AND EXTRAORDINARY EXPENSES, UNDERLYING PORTFOLIO INVESTMENT MANAGEMENT FEES AND EXPENSES) AS NECESSARY TO LIMIT THE TOTAL OF SUCH EXPENSES TO THE ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF THE FOLLOWING PORTFOLIOS, EXCLUSIVE OF 12B-1 FEES, AS
   INDICATED:

                         PORTFOLIO                            PERCENTAGE
                         ---------                            ----------
METLIFE CONSERVATIVE ALLOCATION PORTFOLIO
                                                                 0.10
METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO
                                                                 0.10
METLIFE MODERATE ALLOCATION PORTFOLIO
                                                                 0.10
METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO
                                                                 0.10
METLIFE AGGRESSIVE ALLOCATION PORTFOLIO
                                                                 0.10

   THIS WAIVER OR AGREEMENT TO PAY IS SUBJECT TO THE OBLIGATION OF EACH CLASS OF THE PORTFOLIO SEPARATELY TO REPAY METLIFE ADVISERS SUCH EXPENSES IN FUTURE YEARS, IF ANY, WHEN THE PORTFOLIO'S CLASS'S EXPENSES FALL BELOW THE ABOVE PERCENTAGES IF CERTAIN CONDITIONS ARE MET. THE AGREEMENT MAY BE TERMINATED AT ANY TIME AFTER APRIL 30, 2008. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED.

   METLIFE ADVISERS HAS ALSO AGREED TO WAIVE A PORTION OF ITS INVESTMENT MANAGEMENT FEE UNTIL AT LEAST APRIL 30, 2008 FOR THE FOLLOWING PORTFOLIOS IN THE PERCENTAGE AMOUNTS SPECIFIED BELOW:

PORTFOLIO                                                    PERCENTAGE BEFORE WAIVER          PERCENTAGE AFTER WAIVER
---------                                                 ------------------------------   -------------------------------
METLIFE STOCK INDEX PORTFOLIO                             0.25                             0.243
T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO                  0.65 OF THE FIRST $50 MILLION    0.635 OF THE FIRST $50 MILLION
                                                          0.60 OF THE EXCESS OVER $50      0.60 OF THE EXCESS OVER $50
                                                          MILLION                          MILLION
METLIFE MID CAP STOCK INDEX PORTFOLIO                     0.25                             0.243
LOOMIS SAYLES SMALL CAP PORTFOLIO                         0.90 OF THE FIRST $500 MILLION   0.85 OF THE FIRST $500 MILLION
                                                          0.85 OF THE EXCESS OVER $500     0.80 OF THE EXCESS OVER $500
                                                          MILLION                          MILLION
RUSSELL 2000(R) PORTFOLIO                                 0.25                             0.243
MORGAN STANLEY EAFE(R) PORTFOLIO                          0.30                             0.293
LEHMAN BROTHERS(R) AGGREGATE BOND INDEX PORTFOLIO         0.25                             0.244
BLACKROCK BOND INCOME PORTFOLIO                           0.40 OF THE FIRST $1 BILLION     0.40 OF THE FIRST $1 BILLION
                                                          0.35 OF THE NEXT $1 BILLION      0.325 OF THE NEXT $1 BILLION
                                                          0.30 OF THE NEXT $1 BILLION      0.30 OF THE NEXT $1 BILLION
                                                          0.25 OF THE EXCESS OVER $3       0.25 OF THE EXCESS OVER $3
                                                          BILLION                          BILLION

   THE EFFECT OF SUCH WAIVER IS THAT PERFORMANCE RESULTS ARE INCREASED. SEE THE ATTACHED PROSPECTUS FOR THE METROPOLITAN FUND FOR MORE INFORMATION ABOUT THE AGREEMENT TO WAIVE OR LIMIT FEES AND TO ASSUME OTHER EXPENSES BETWEEN METLIFE ADVISERS AND THE METROPOLITAN FUND.

                                                                        C             A+B+C=D
METROPOLITAN FUND CLASS B ANNUAL EXPENSES        A          B     OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2006     MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/
(as a percentage of average net assets)(27)     FEES      FEES    REIMBURSEMENT    REIMBURSEMENT
-------------------------------------------------------------------------------------------------
BlackRock Aggressive Growth
  Portfolio(18)............................     0.72      0.25         0.06             1.03
BlackRock Bond Income
  Portfolio(6)(10)(18).....................     0.39      0.25         0.07             0.71
BlackRock Diversified Portfolio(18)........     0.44      0.25         0.07             0.76
BlackRock Large Cap Value
  Portfolio(8)(18).........................     0.70      0.25         0.11             1.06
BlackRock Legacy Large Cap Growth
  Portfolio(18)............................     0.73      0.25         0.07             1.05
BlackRock Strategic Value Portfolio(18)....     0.82      0.25         0.06             1.13
Davis Venture Value Portfolio..............     0.71      0.25         0.04             1.00
FI International Stock Portfolio(16).......     0.85      0.25         0.13             1.23
FI Large Cap Portfolio(24).................     0.78      0.25         0.06             1.09
FI Mid Cap Opportunities Portfolio(15).....     0.68      0.25         0.06             0.99
FI Value Leaders Portfolio.................     0.64      0.25         0.07             0.96
Franklin Templeton Small Cap Growth
  Portfolio(8).............................     0.90      0.25         0.15             1.30
Harris Oakmark Focused Value Portfolio.....     0.72      0.25         0.05             1.02
Harris Oakmark Large Cap Value Portfolio...     0.72      0.25         0.06             1.03
Jennison Growth Portfolio(19)..............     0.63      0.25         0.05             0.93
Lehman Brothers(R) Aggregate Bond Index
  Portfolio(6).............................     0.25      0.25         0.06             0.56
Loomis Sayles Small Cap Portfolio(6).......     0.90      0.25         0.07             1.22
MFS(R) Total Return Portfolio(24)..........     0.53      0.25         0.05             0.83
MetLife Mid Cap Stock Index
  Portfolio(6)(7)..........................     0.25      0.25         0.07             0.58
MetLife Stock Index Portfolio(6)...........     0.25      0.25         0.05             0.55
Morgan Stanley EAFE(R) Index
  Portfolio(6)(31).........................     0.30      0.25         0.13             0.70
Neuberger Berman Mid Cap Value
  Portfolio(24)............................     0.65      0.25         0.06             0.96
Oppenheimer Global Equity Portfolio(20)....     0.53      0.25         0.09             0.87
Russell 2000(R) Index Portfolio(6).........     0.25      0.25         0.09             0.61
T. Rowe Price Large Cap Growth
  Portfolio(6).............................     0.60      0.25         0.08             0.93
T. Rowe Price Small Cap Growth Portfolio...     0.51      0.25         0.07             0.83
Western Asset Management Strategic Bond
  Opportunities Portfolio(26)..............     0.63      0.25         0.07             0.95
Western Asset Management U.S. Government
  Portfolio(26)............................     0.50      0.25         0.07             0.82

                                                                  D-E=F
METROPOLITAN FUND CLASS B ANNUAL EXPENSES          E          TOTAL EXPENSES
for fiscal year ending December 31, 2006        WAIVER/       AFTER WAIVER/
(as a percentage of average net assets)(27)  REIMBURSEMENT    REIMBURSEMENT
-------------------------------------------  -------------------------------
BlackRock Aggressive Growth
  Portfolio(18)............................       0.00             1.03
BlackRock Bond Income
  Portfolio(6)(10)(18).....................       0.01             0.70
BlackRock Diversified Portfolio(18)........       0.00             0.76
BlackRock Large Cap Value
  Portfolio(8)(18).........................       0.00             1.06
BlackRock Legacy Large Cap Growth
  Portfolio(18)............................       0.00             1.05
BlackRock Strategic Value Portfolio(18)....       0.00             1.13
Davis Venture Value Portfolio..............       0.00             1.00
FI International Stock Portfolio(16).......       0.00             1.23
FI Large Cap Portfolio(24).................       0.00             1.09
FI Mid Cap Opportunities Portfolio(15).....       0.00             0.99
FI Value Leaders Portfolio.................       0.00             0.96
Franklin Templeton Small Cap Growth
  Portfolio(8).............................       0.00             1.30
Harris Oakmark Focused Value Portfolio.....       0.00             1.02
Harris Oakmark Large Cap Value Portfolio...       0.00             1.03
Jennison Growth Portfolio(19)..............       0.00             0.93
Lehman Brothers(R) Aggregate Bond Index
  Portfolio(6).............................       0.01             0.55
Loomis Sayles Small Cap Portfolio(6).......       0.05             1.17
MFS(R) Total Return Portfolio(24)..........       0.00             0.83
MetLife Mid Cap Stock Index
  Portfolio(6)(7)..........................       0.01             0.57
MetLife Stock Index Portfolio(6)...........       0.01             0.54
Morgan Stanley EAFE(R) Index
  Portfolio(6)(31).........................       0.01             0.69
Neuberger Berman Mid Cap Value
  Portfolio(24)............................       0.00             0.96
Oppenheimer Global Equity Portfolio(20)....       0.00             0.87
Russell 2000(R) Index Portfolio(6).........       0.01             0.60
T. Rowe Price Large Cap Growth
  Portfolio(6).............................       0.00             0.93
T. Rowe Price Small Cap Growth Portfolio...       0.00             0.83
Western Asset Management Strategic Bond
  Opportunities Portfolio(26)..............       0.00             0.95
Western Asset Management U.S. Government
  Portfolio(26)............................       0.00             0.82

                                                                       C             A+B+C=D
                                                A          B     OTHER EXPENSES   TOTAL EXPENSES
                                            MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/
INCOME ALLOCATION PORTFOLIOS(22)               FEES      FEES    REIMBURSEMENT    REIMBURSEMENT
------------------------------------------------------------------------------------------------
MetLife Conservative Allocation
  Portfolio(6)............................     0.10      0.25         0.09             0.44
MetLife Conservative to Moderate
  Allocation Portfolio(6).................     0.10      0.25         0.02             0.37
MetLife Moderate Allocation
  Portfolio(6)............................     0.10      0.25         0.01             0.36
MetLife Moderate to Aggressive Allocation
  Portfolio(6)............................     0.10      0.25         0.01             0.36
MetLife Aggressive Allocation
  Portfolio(6)............................     0.10      0.25         0.07             0.42
------------------------------------------------------------------------------------------------

                                                                                NET TOTAL ANNUAL
                                                                               EXPENSES INCLUDING
                                                  E              D-E=F            ESTIMATED NET
                                               WAIVER/         NET TOTAL           EXPENSES OF
INCOME ALLOCATION PORTFOLIOS(22)            REIMBURSEMENT   ANNUAL EXPENSES   UNDERLYING PORTFOLIOS
------------------------------------------  -------------------------------------------------------
MetLife Conservative Allocation
  Portfolio(6)............................      0.09             0.35                 0.96
MetLife Conservative to Moderate
  Allocation Portfolio(6).................      0.02             0.35                 1.00
MetLife Moderate Allocation
  Portfolio(6)............................      0.01             0.35                 1.05
MetLife Moderate to Aggressive Allocation
  Portfolio(6)............................      0.01             0.35                 1.10
MetLife Aggressive Allocation
  Portfolio(6)............................      0.07             0.35                 1.10
------------------------------------------------------------------------------------------------

                                                                        C             A+B+C=D
MET INVESTORS FUND CLASS B ANNUAL EXPENSES       A          B     OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2006     MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/
(as a percentage of average net assets)(27)     FEES      FEES    REIMBURSEMENT    REIMBURSEMENT
-------------------------------------------------------------------------------------------------
BlackRock Large-Cap Core
  Portfolio(9)(18)(28)(30)..........            0.63      0.25         0.22             1.10
Harris Oakmark International
  Portfolio(11).....................            0.78      0.25         0.13             1.16
Janus Forty Portfolio(17)(28).......            0.65      0.25         0.06             0.96
Lazard Mid-Cap Portfolio(23)........            0.70      0.25         0.06             1.01
Legg Mason Partners Aggressive
  Growth(13)(29)....................            0.63      0.25         0.09             0.97
Legg Mason Value Equity
  Portfolio(14)(24)(8)..............            0.64      0.25         0.16             1.05
Lord Abbett Bond Debenture Portfolio(10)...     0.50      0.25         0.04             0.79
MFS(R) Research International Portfolio...      0.72      0.25         0.14             1.11
Met/AIM Small Cap Growth Portfolio(29)...       0.87      0.25         0.06             1.18
Neuberger Berman Real Estate Portfolio...       0.64      0.25         0.04             0.93
Oppenheimer Capital Appreciation
  Portfolio(29).....................            0.57      0.25         0.05             0.87
PIMCO Inflation Protected Bond Portfolio...     0.50      0.25         0.04             0.79
PIMCO Total Return Portfolio........            0.50      0.25         0.05             0.80
RCM Technology Portfolio(8)(21)(29)...          0.88      0.25         0.15             1.28
T. Rowe Price Mid-Cap Growth
  Portfolio(12).....................            0.75      0.25         0.03             1.03

                                                                  D-E=F
MET INVESTORS FUND CLASS B ANNUAL EXPENSES         E          TOTAL EXPENSES
for fiscal year ending December 31, 2006        WAIVER/       AFTER WAIVER/
(as a percentage of average net assets)(27)  REIMBURSEMENT    REIMBURSEMENT
-------------------------------------------  -------------------------------
BlackRock Large-Cap Core
  Portfolio(9)(18)(28)(30)..........              0.00             1.10
Harris Oakmark International
  Portfolio(11).....................              0.00             1.16
Janus Forty Portfolio(17)(28).......              0.00             0.96
Lazard Mid-Cap Portfolio(23)........              0.00             1.01
Legg Mason Partners Aggressive
  Growth(13)(29)....................              0.00             0.97
Legg Mason Value Equity
  Portfolio(14)(24)(8)..............              0.00             1.05
Lord Abbett Bond Debenture Portfolio(10)...       0.00             0.79
MFS(R) Research International Portfolio...        0.00             1.11
Met/AIM Small Cap Growth Portfolio(29)...         0.00             1.18
Neuberger Berman Real Estate Portfolio...         0.00             0.93
Oppenheimer Capital Appreciation
  Portfolio(29).....................              0.00             0.87
PIMCO Inflation Protected Bond Portfolio...       0.00             0.79
PIMCO Total Return Portfolio........              0.00             0.80
RCM Technology Portfolio(8)(21)(29)...            0.00             1.28
T. Rowe Price Mid-Cap Growth
  Portfolio(12).....................              0.00             1.03


                                          A          B        C       A+B+C=D
                                      MANAGEMENT   12b-1    OTHER      TOTAL
EXCHANGE-TRADED FUNDS PORTFOLIOS(25)     FEES      FEES    EXPENSES   EXPENSES
------------------------------------------------------------------------------
Cyclical Growth and Income ETF
  Portfolio(5)...                        0.45      0.25      0.11       0.81
Cyclical Growth ETF Portfolio(5)...      0.45      0.25      0.09       0.79

                                                                              NET TOTAL
                                                                           ANNUAL EXPENSES
                                            E              D-E=F         INCLUDING ESTIMATED
                                         WAIVER/         NET TOTAL         NET EXPENSES OF
EXCHANGE-TRADED FUNDS PORTFOLIOS(25)  REIMBURSEMENT   ANNUAL EXPENSES   UNDERLYING PORTFOLIOS
------------------------------------  -------------------------------------------------------
Cyclical Growth and Income ETF
  Portfolio(5)...                         0.01             0.80                 1.05
Cyclical Growth ETF Portfolio(5)...       0.00             0.79                 1.03

                                                                         C             A+B+C=D
AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES            A          B     OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2006      MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/
(as a percentage of average net assets) (27)     FEES      FEES    REIMBURSEMENT    REIMBURSEMENT
--------------------------------------------------------------------------------------------------
American Funds Bond Portfolio........            0.41      0.25         0.01             0.67
American Funds Global Small Capitalization
  Portfolio..........................            0.72      0.25         0.05             1.02
American Funds Growth Portfolio......            0.32      0.25         0.02             0.59
American Funds Growth-Income Portfolio...        0.27      0.25         0.01             0.53

                                                                  D-E=F
AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES              E        TOTAL EXPENSES
for fiscal year ending December 31, 2006         WAIVER/      AFTER WAIVER/
(as a percentage of average net assets) (27)  REIMBURSEMENT   REIMBURSEMENT
--------------------------------------------  ------------------------------
American Funds Bond Portfolio........              0.00           0.67
American Funds Global Small Capitalization
  Portfolio..........................              0.00           1.02
American Funds Growth Portfolio......              0.00           0.59
American Funds Growth-Income Portfolio...          0.00           0.53

7 OTHER EXPENSES INCLUDE 0.01% OF "ACQUIRED FUND FEES AND EXPENSES", WHICH ARE FEES AND EXPENSES ATTRIBUTABLE TO UNDERLYING PORTFOLIOS IN WHICH THE PORTFOLIO INVESTED DURING THE PRECEDING FISCAL YEAR.

8 FEES WAIVED OR EXPENSES REIMBURSED BY THE INVESTMENT MANAGER OF THESE PORTFOLIOS IN PRIOR YEARS WERE REPAID IN THE LAST FISCAL YEAR BY THE INVESTMENT MANAGER UNDER THE TERMS OF PRIOR EXPENSE LIMITATION AGREEMENTS. THESE AMOUNTS PER PORTFOLIO WERE:

               PORTFOLIO                    PERCENTAGE
               ---------                    ----------
BLACKROCK LARGE CAP VALUE                      0.02
FRANKLIN TEMPLETON SMALL CAP GROWTH            0.03
LEGG MASON VALUE EQUITY                        0.02
RCM TECHNOLOGY                                 0.04

9 BLACKROCK INVESTMENT TRUST PORTFOLIO OF THE METROPOLITAN FUND WAS RENAMED BLACKROCK LARGE CAP PORTFOLIO ON OCTOBER 2, 2006. PRIOR TO THE OPENING OF BUSINESS ON APRIL 30, 2007, THE BLACKROCK LARGE CAP PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE BLACKROCK LARGE-CAP CORE PORTFOLIO OF THE MET INVESTORS FUND.

10 ON APRIL 29, 2002, THE STATE STREET RESEARCH INCOME PORTFOLIO OF THE
   METROPOLITAN FUND WAS MERGED INTO THE STATE STREET RESEARCH BOND INCOME PORTFOLIO OF THE NEW ENGLAND ZENITH FUND AND THE LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE LORD ABBETT BOND DEBENTURE PORTFOLIO OF THE MET INVESTORS FUND.

11 ON JANUARY 1, 2003, HARRIS ASSOCIATES L.P. BECAME THE SUB-INVESTMENT MANAGER
   FOR THE STATE STREET RESEARCH CONCENTRATED INTERNATIONAL PORTFOLIO WHICH CHANGED ITS NAME TO HARRIS OAKMARK INTERNATIONAL PORTFOLIO.

12 ON JANUARY 1, 2003, T. ROWE PRICE ASSOCIATES INC. BECAME THE SUB-INVESTMENT
   MANAGER FOR THE MFS(R) MID CAP GROWTH PORTFOLIO WHICH CHANGED ITS NAME TO T. ROWE PRICE MID-CAP GROWTH PORTFOLIO.

13 ON APRIL 28, 2003, THE JANUS GROWTH PORTFOLIO OF THE METROPOLITAN FUND WAS
   MERGED INTO THE JANUS AGGRESSIVE GROWTH PORTFOLIO OF THE MET INVESTORS FUND. ON OCTOBER 2, 2006, CLEARBRIDGE ADVISORS, LLC (FORMERLY KNOWN AS CAM NORTH AMERICA, LLC) BECAME SUB-INVESTMENT MANAGER FOR THE JANUS AGGRESSIVE GROWTH PORTFOLIO, WHICH CHANGED ITS NAME, EFFECTIVE NOVEMBER 13, 2006, TO LEGG MASON AGGRESSIVE GROWTH PORTFOLIO. LEGG MASON AGGRESSIVE GROWTH PORTFOLIO WAS RENAMED LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO, PRIOR TO THE OPENING OF BUSINESS ON APRIL 30, 2007.

14 PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004, THE MFS(R) RESEARCH MANAGERS
   PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE MFS(R) INVESTORS TRUST PORTFOLIO OF THE METROPOLITAN FUND. PRIOR TO THE OPENING OF BUSINESS ON MAY 1, 2006, THE MFS(R) INVESTORS TRUST PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE LEGG MASON VALUE EQUITY PORTFOLIO OF THE MET INVESTORS FUND.

15 PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004, THE FI MID CAP OPPORTUNITIES
   PORTFOLIO WAS MERGED INTO THE JANUS MID CAP PORTFOLIO AND FIDELITY MANAGEMENT & RESEARCH COMPANY BECAME THE SUB-INVESTMENT MANAGER FOR THE PORTFOLIO WHICH CHANGED ITS NAME TO FI MID CAP OPPORTUNITIES PORTFOLIO.

16 ON DECEMBER 16, 2003, FIDELITY RESEARCH & MANAGEMENT COMPANY BECAME THE
   SUB-INVESTMENT MANAGER FOR THE PUTNAM INTERNATIONAL STOCK PORTFOLIO WHICH CHANGED ITS NAME TO FI INTERNATIONAL STOCK PORTFOLIO.

17 THIS PORTFOLIO FIRST BECAME AVAILABLE PRIOR TO THE OPENING OF BUSINESS ON
   APRIL 30, 2007. THIS IS A NEW SHARE CLASS OF THIS PORTFOLIO. OPERATING EXPENSES ARE ESTIMATED BASED ON THE EXPENSES OF THE CLASS A SHARES OF THIS PORTFOLIO.

18 EFFECTIVE JANUARY 31, 2005, BLACKROCK ADVISORS, INC. BECAME THE
   SUB-INVESTMENT MANAGER FOR THE STATE STREET RESEARCH BOND INCOME PORTFOLIO, THE STATE STREET RESEARCH DIVERSIFIED PORTFOLIO, THE STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO, THE STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO, THE STATE STREET RESEARCH LARGE CAP GROWTH PORTFOLIO, THE STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO AND THE STATE STREET RESEARCH AURORA PORTFOLIO, WHICH CHANGED THEIR NAMES AS SHOWN IN THE FOLLOWING TABLE:

                    PRIOR PORTFOLIO NAME                                  NEW PORTFOLIO NAME
                    --------------------                                  ------------------
STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO             BLACKROCK AGGRESSIVE GROWTH PORTFOLIO
STATE STREET RESEARCH AURORA PORTFOLIO                        BLACKROCK STRATEGIC VALUE PORTFOLIO
STATE STREET RESEARCH BOND INCOME PORTFOLIO                   BLACKROCK BOND INCOME PORTFOLIO
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO                   BLACKROCK DIVERSIFIED PORTFOLIO
STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO              BLACKROCK INVESTMENT TRUST PORTFOLIO
STATE STREET RESEARCH LARGE CAP GROWTH PORTFOLIO              BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO
STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO               BLACKROCK LARGE CAP VALUE PORTFOLIO

19 PRIOR TO THE OPENING OF BUSINESS ON MAY 2, 2005, THE MET/PUTNAM VOYAGER
   PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE JENNISON GROWTH PORTFOLIO OF THE METROPOLITAN FUND.

20 ON MAY 1, 2005, OPPENHEIMERFUNDS, INC. BECAME THE SUB-INVESTMENT MANAGER FOR
   THE SCUDDER GLOBAL EQUITY PORTFOLIO WHICH CHANGED ITS NAME TO OPPENHEIMER GLOBAL EQUITY PORTFOLIO.

21 ON JANUARY 15, 2005, RCM CAPITAL MANAGEMENT LLC BECAME THE SUB-INVESTMENT
   MANAGER FOR THE PIMCO PEA INNOVATION PORTFOLIO WHICH CHANGED ITS NAME TO RCM GLOBAL TECHNOLOGY PORTFOLIO. RCM GLOBAL TECHNOLOGY PORTFOLIO OF THE MET INVESTORS SERIES TRUST WAS RENAMED RCM TECHNOLOGY PORTFOLIO, PRIOR TO THE OPENING OF BUSINESS ON APRIL 30, 2007.

22 THESE PORTFOLIOS ARE "FUNDS OF FUNDS" THAT INVEST SUBSTANTIALLY ALL OF THEIR
   ASSETS IN OTHER PORTFOLIOS OF THE MET INVESTORS SERIES TRUST AND THE METROPOLITAN SERIES FUND, INC. BECAUSE THE PORTFOLIOS INVEST IN OTHER UNDERLYING PORTFOLIOS, EACH PORTFOLIO WILL ALSO BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH THE PORTFOLIO INVESTS, INCLUDING THE MANAGEMENT FEE. THE WEIGHTED AVERAGE OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS, AFTER ANY APPLICABLE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, AS OF DECEMBER 31, 2006, WERE: 0.61% FOR THE METLIFE CONSERVATIVE ALLOCATION PORTFOLIO, 0.65% FOR THE METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO, 0.70% FOR THE METLIFE MODERATE ALLOCATION PORTFOLIO, 0.75% FOR THE METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO AND 0.75% FOR THE METLIFE AGGRESSIVE STRATEGY PORTFOLIO. THE TOTAL OPERATING EXPENSES OF THE PORTFOLIOS, INCLUDING THE WEIGHTED AVERAGE OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS, BEFORE ANY APPLICABLE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, AS OF DECEMBER 31, 2006, WERE: 1.05% FOR THE METLIFE CONSERVATIVE ALLOCATION PORTFOLIO, 1.02% FOR THE METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO, 1.06% FOR THE METLIFE MODERATE ALLOCATION PORTFOLIO, 1.11% FOR THE METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO AND 1.17% FOR THE METLIFE AGGRESSIVE STRATEGY PORTFOLIO. CONTRACT OWNERS MAY BE ABLE TO REALIZE LOWER AGGREGATE EXPENSES BY INVESTING DIRECTLY IN THE UNDERLYING PORTFOLIOS INSTEAD OF INVESTING IN THE PORTFOLIOS. A CONTRACT OWNER WHO CHOOSES TO INVEST DIRECTLY IN THE UNDERLYING PORTFOLIOS WOULD NOT, HOWEVER, RECEIVE THE ASSET ALLOCATION SERVICES PROVIDED BY METLIFE ADVISERS.

23 ON DECEMBER 19, 2005, LAZARD ASSET MANAGEMENT, LLC BECAME THE SUB-INVESTMENT
   MANAGER FOR THE MET/AIM MID CAP CORE EQUITY PORTFOLIO WHICH CHANGED ITS NAME TO LAZARD MID-CAP PORTFOLIO.

24 THE MANAGEMENT FEE HAS BEEN RESTATED TO REFLECT CURRENT FEES, AS IF CURRENT
   FEES HAD BEEN IN EFFECT FOR THE PREVIOUS FISCAL YEAR.

25 EACH PORTFOLIO WILL PRIMARILY INVEST ITS ASSETS IN OTHER INVESTMENT COMPANIES
   KNOWN AS EXCHANGE-TRADED FUNDS ("UNDERLYING ETFS"). AS AN INVESTOR IN AN UNDERLYING ETF OR OTHER INVESTMENT COMPANY, THE PORTFOLIO WILL ALSO BEAR ITS PRO-RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING ETF OR OTHER INVESTMENT COMPANY. THE WEIGHTED AVERAGE OF THE WEIGHTED OPERATING EXPENSES OF THE UNDERLYING ETFS OR OTHER INVESTMENT COMPANIES BASED UPON THE ALLOCATION OF ASSETS AS OF DECEMBER 31, 2006 WAS 0.25% FOR CYCLICAL GROWTH AND INCOME ETF PORTFOLIO, AND 0.24% FOR THE CYCLICAL GROWTH ETF PORTFOLIO. SEE THE PROSPECTUS FOR THE PORTFOLIOS FOR A DESCRIPTION OF THE ALLOCATION TARGETS FOR EACH PORTFOLIO. THE TOTAL OPERATING EXPENSES OF THE PORTFOLIO, INCLUDING THE WEIGHTED AVERAGE OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING ETFS AND OTHER INVESTMENT COMPANIES AS OF DECEMBER 31, 2006, BEFORE ANY APPLICABLE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, WERE 1.06% FOR THE CYCLICAL GROWTH AND INCOME ETF PORTFOLIO AND 1.03% FOR THE CYCLICAL GROWTH ETF PORTFOLIO.

26 ON MAY 1, 2006, WESTERN ASSET MANAGEMENT COMPANY BECAME THE SUB-INVESTMENT
   MANAGER FOR BOTH THE SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES AND THE SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIOS, WHICH CHANGED THEIR NAMES TO WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES PORTFOLIO AND WESTERN ASSET MANAGEMENT U.S. GOVERNMENT PORTFOLIO, RESPECTIVELY.

27 EACH OF THE METROPOLITAN FUND, MET INVESTORS FUND AND AMERICAN FUNDS HAS
   ADOPTED A DISTRIBUTION PLAN UNDER RULE 12B-1 OF THE INVESTMENT COMPANY ACT OF 1940. THE DISTRIBUTION PLAN IS DESCRIBED IN MORE DETAIL IN EACH FUND'S PROSPECTUS. WE ARE PAID THE RULE 12B-1 FEE IN CONNECTION WITH CLASS B OF THE METROPOLITAN AND MET INVESTORS FUNDS AND CLASS 2 OF THE AMERICAN FUNDS.

28 OTHER EXPENSES HAVE BEEN RESTATED TO REFLECT THE CURRENT MET INVESTORS SERIES
   TRUST FEE SCHEDULE, AS IF THAT SCHEDULE HAD APPLIED TO THE PORTFOLIO FOR THE ENTIRE FISCAL YEAR.

29 THE MANAGEMENT FEE HAS BEEN RESTATED TO REFLECT AN AMENDED MANAGEMENT FEE
   AGREEMENT, AS IF THE AGREEMENT HAD BEEN IN EFFECT DURING THE PREVIOUS FISCAL YEAR.

30 THIS IS A NEW SHARE CLASS FOR THIS PORTFOLIO. OPERATING EXPENSES ARE
   ESTIMATED BASED ON THE EXPENSES OF THE CLASS A SHARES OF THE PORTFOLIO.

31 OTHER EXPENSES INCLUDE 0.02% OF THE "ACQUIRED FUNDS FEES AND EXPENSES", WHICH
   ARE FEES AND EXPENSES ATTRIBUTABLE TO UNDERLYING PORTFOLIOS IN WHICH THE PORTFOLIO INVESTED DURING THE PREVIOUS FISCAL YEAR.

EXAMPLES

    The examples are intended to help you compare the cost of investing in the Income Annuity with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Income Annuity (described in the second table) and the Portfolios and expenses (described in the third table).

EXAMPLE 1.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for an Income Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     --   there was no allocation to the Fixed Income Option;

     --   reimbursement and/or waiver of expenses was not in effect;

     -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

     --   you purchased the Optional Two Year Withdrawal Feature;

     --   no withdrawals have been taken;

     --   the underlying Portfolio earns a 5% annual return; and

     --   the AIR is 3%.

                                                                  1             3             5              10
                                                                 YEAR         YEARS         YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum....................................................      $258         $739          $1,173         $2,039
Minimum....................................................      $183         $528          $  843         $1,489

EXAMPLE 2.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for an Income Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     --   there was no allocation to the Fixed Income Option;

     --   reimbursement and/or waiver of expenses was not in effect;

     -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

     --   you purchased the Optional Two Year Withdrawal Feature;

     --   no withdrawals have been taken;

     --   the underlying Portfolio earns a 5% annual return; and

     --   the AIR is 4%.

                                                                  1             3             5              10
                                                                 YEAR         YEARS         YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum....................................................      $258         $734          $1,157         $1,980
Minimum....................................................      $183         $524          $  831         $1,445

EXAMPLE 3.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for an Income Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     --   there was no allocation to the Fixed Income Option;

     --   reimbursement and/or waiver of expenses was not in effect;

     -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

     --   you purchased the Optional Two Year Withdrawal Feature;

     --   no withdrawals have been taken;

     --   the underlying Portfolio earns a 5% annual return; and

     --   the AIR is 5%.

                                                                  1             3             5              10
                                                                 YEAR         YEARS         YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum....................................................      $258         $729          $1,141         $1,923
Minimum....................................................      $183         $520          $  820         $1,403

EXAMPLE 4.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for an Income Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     --   there was no allocation to the Fixed Income Option;

     --   reimbursement and/or waiver of expenses was not in effect;

     -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

     --   you purchased the Optional Two Year Withdrawal Feature;

     --   no withdrawals have been taken;

     --   the underlying Portfolio earns a 5% annual return; and

     --   the AIR is 6%.

                                                                  1             3             5              10
                                                                 YEAR         YEARS         YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum....................................................      $258         $724          $1,126         $1,867
Minimum....................................................      $183         $517          $  809         $1,361

ANNUITY UNIT VALUES

ANNUITY UNIT VALUES MAY BE FOUND IN APPENDIX A.

METLIFE

Metropolitan Life Insurance Company ("MetLife" or the "Company") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our home office is located at 200 Park Avenue, New York, New York 10166-0188. MetLife was formed under the laws of New York State in 1868. MetLife, Inc., is a leading provider of insurance and financial services with operations throughout the United States and Latin America, Europe and Asia Pacific. Through its domestic and international subsidiaries and affiliates, MetLife, Inc. reaches more than 70 million customers around the world and MetLife is the largest life insurer in the United States (based on life insurance in-force). The MetLife companies offer life insurance, annuities, auto and home insurance, retail banking and other financial services to individuals, as well as group insurance, reinsurance and retirement and savings products and services to corporations and other institutions. For more information, please visit www.metlife.com.

METROPOLITAN LIFE SEPARATE ACCOUNT E

We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Income Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Income Annuities even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.

VARIABLE ANNUITIES

Income annuities are usually purchased to produce a predictable source of income in retirement. There is no accumulation of cash value in an income annuity. Instead, you are purchasing a promise to receive periodic payments from the issuing insurance company under the terms of the contract. Typically, since income payments begin within twelve months, the annuity is known as an "immediate" annuity. The group Income Annuities are also available. They are offered to employers, associations, trusts or other groups for their employees, members or participants.

Income Annuities are "variable" because the value of your income payment varies based on the investment performance of the investment divisions you choose. The income payment under your Income Annuity may go up or down. Since the investment performance is not guaranteed, your income payment amount is at risk. The degree of risk will depend on the investment divisions you select. The Annuity Unit Value for each investment division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.

Income Annuities have a fixed payment option called the "Fixed Income Option, which may not be available in your state." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

You make a single purchase payment and select the type of income payment suited to your needs. Some of the income payment types guarantee an income stream for your lifetime; others guarantee an income stream for both your lifetime, as well as the lifetime of another person (such as a spouse). Some Income Annuities guarantee a time period of your choice over which MetLife will make income payments. Income Annuities also have other features. The amount of the income payments you receive will depend on such things as the income payment type you choose, your investment choices, the amount of your purchase payment and whether you select the Optional Two Year Withdrawal Feature, if it is available under your Income Annuity.

YOUR INVESTMENT CHOICES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Metropolitan Fund, Met Investors Fund and American Funds and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. The Metropolitan Fund, Met Investors Fund and American Funds prospectuses are attached at the end of this Prospectus. You should read these prospectuses carefully before making purchase payments to the investment divisions.

12b-1 Plan fees are imposed on all Metropolitan Fund and Met Investors Fund Portfolios, which are Class B, and American Fund Portfolios which are Class 2.

The investment choices are listed in alphabetical order (based upon the Portfolios' legal names). (See Appendix C Portfolio Legal and Marketing Names.) The investment divisions generally offer the opportunity for income payments to increase over the long term where our Fixed Income Payment Option will not increase. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The degree of investment risk you assume will depend on the investment divisions you choose. While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund. The lists are intended to be guides. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your income payments are subject to the risks associated with investing in stocks and bonds, your variable income payments based on amounts allocated to the investment divisions may go down as well as up.

INCOME ALLOCATION PORTFOLIOS

The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, the MetLife Moderate to Aggressive Allocation Portfolio, and the MetLife Aggressive Allocation Portfolio, also known as the "income allocation portfolios", are "fund of funds" Portfolios that invest substantially all of their assets in other Portfolios of the Metropolitan Fund or the Met Investors Fund. Therefore, each of these income allocation portfolios will bear its pro rata portion of the fees and expenses incurred by the underlying Portfolio in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the income allocation portfolios. The expense levels will vary over time, depending on the mix of underlying Portfolios in which the income allocation portfolio invests. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying Portfolios instead of investing in the income allocation portfolios. A contract owner who chooses to invest directly in the underlying Portfolios would not, however, receive the income allocation services provided by MetLife Advisers. For more information regarding the income allocation portfolios, please read the prospectus for these portfolios.

EXCHANGE-TRADED FUNDS PORTFOLIOS

The Cyclical Growth EFT Portfolio and the Cyclical Growth and Income ETF Portfolio are income allocation portfolios and "funds of funds" which invest substantially all of their assets in other investment companies known as exchange-traded funds ("Underlying ETFs"). As an investor in an Underlying ETF or other investment company,
 14
each Portfolio also will bear its pro-rata portion of the fees and expenses incurred by the Underlying ETF or other investment company in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the Portfolios. The expense levels will vary over time depending on the mix of Underlying ETFs in which these Portfolios invest.

                   PORTFOLIOS                                        INVESTMENT OBJECTIVES
                   ----------                                        ---------------------
American Fund Bond Portfolio                      Seeks to maximize current income and preserve capital by
                                                  investing primarily in fixed-income securities
American Funds Global Small Capitalization        Seeks capital appreciation through stocks
  Portfolio
American Funds Growth Portfolio                   Seeks capital appreciation through stocks
American Funds Growth-Income Portfolio            Seeks both capital appreciation and income
BlackRock Aggressive Growth Portfolio             Seeks maximum capital appreciation
BlackRock Bond Income Portfolio                   Seeks competitive total return primarily from investing in fixed-income securities
BlackRock Diversified Portfolio                   Seeks high total return while attempting to limit investment risk and preserve capital
BlackRock Large-Cap Core Portfolio                Seeks long-term capital growth
BlackRock Large Cap Value Portfolio               Seeks long-term growth of capital
BlackRock Legacy Large Cap Growth Portfolio       Seeks long-term growth of capital
BlackRock Strategic Value Portfolio               Seeks high total return, consisting principally of capital appreciation
Davis Venture Value Portfolio                     Seeks growth of capital
FI International Stock Portfolio                  Seeks long-term growth of capital
FI Large Cap Portfolio                            Seeks long-term growth of capital
FI Mid Cap Opportunities Portfolio                Seeks long-term growth of capital
FI Value Leaders Portfolio                        Seeks long-term-growth of capital
Franklin Templeton Small Cap Growth Portfolio     Seeks long-term capital growth
Harris Oakmark Focused Value Portfolio            Seeks long-term capital appreciation
Harris Oakmark International Portfolio            Seeks long-term capital appreciation
Harris Oakmark Large Cap Value Portfolio          Seeks long-term capital appreciation
Janus Forty Portfolio                             Seeks capital appreciation
Jennison Growth Portfolio                         Seeks long-term growth of capital
Lazard Mid-Cap Portfolio                          Seeks long-term growth of capital
Legg Mason Partners Aggressive Growth Portfolio   Seeks capital appreciation
Legg Mason Value Equity Portfolio                 Seeks long-term growth of capital
Lehman Brothers(R) Aggregate Bond Index           Seeks to equal the performance of the Lehman Brothers(R)
  Portfolio                                       Aggregate Bond Index
Loomis Sayles Small Cap Portfolio                 Seeks long-term capital growth from investments in common
                                                  stocks or other equity securities
Lord Abbett Bond Debenture Portfolio              Seeks to provide high current income and the opportunity for capital appreciation to produce a high total return
Met/AIM Small Cap Growth Portfolio                Seeks long-term growth of capital
MetLife Mid Cap Stock Index Portfolio             Seeks to equal the performance of the Standard & Poor's Mid
                                                  Cap 400 Composite Stock Price Index ("S&P Mid Cap 400
                                                  Index")
MetLife Stock Index Portfolio                     Seeks to equal the performance of the Standard & Poor's 500
                                                  Composite Stock Price Index ("S&P 500 Index")
MFS(R) Research International Portfolio           Seeks capital appreciation
MFS(R) Total Return Portfolio                     Seeks a favorable total return through investment in a
                                                  diversified portfolio
Morgan Stanley EAFE(R) Index Portfolio            Seeks to equal the performance of the MSCI EAFE(R) Index
Neuberger Berman Mid Cap Value Portfolio          Seeks capital growth
Neuberger Berman Real Estate Portfolio            Seeks to provide total return through investment in real
                                                  estate securities, emphasizing both capital appreciation and current income
Oppenheimer Capital Appreciation Portfolio        Seeks capital appreciation
Oppenheimer Global Equity Portfolio               Seeks capital appreciation
PIMCO Inflation Protected Bond Portfolio          Seeks to provide maximum real return, consistent with
                                                  preservation of capital and prudent investment management
PIMCO Total Return Portfolio                      Seeks maximum total return, consistent with the preservation of capital and prudent investment management
RCM Technology Portfolio                          Seeks capital appreciation; no consideration is given to
                                                  income
Russell 2000(R) Index Portfolio                   Seeks to equal the return of the Russell 2000(R) Index
T. Rowe Price Large Cap Growth Portfolio          Seeks long-term growth of capital and, secondarily, dividend income
T. Rowe Price Mid-Cap Growth Portfolio            Seeks long-term growth of capital
T. Rowe Price Small Cap Growth Portfolio          Seeks long-term capital growth

                   PORTFOLIOS                                        INVESTMENT OBJECTIVES
                   ----------                                        ---------------------
Western Asset Management Strategic Bond           Seeks to maximize total return consistent with preservation
  Opportunities Portfolio                         of capital
Western Asset Management U.S. Government          Seeks to maximize total return consistent with preservation
  Portfolio                                       of capital and maintenance of liquidity
          INCOME ALLOCATION PORTFOLIOS
MetLife Aggressive Allocation Portfolio           Seeks growth of capital
MetLife Conservative Allocation Portfolio         Seeks high level of current income, with growth of capital as a secondary objective
MetLife Conservative to Moderate Allocation       Seeks high total return in the form of income and growth of
  Portfolio                                       capital, with a greater emphasis on income
MetLife Moderate Allocation Portfolio             Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of
                                                  capital
MetLife Moderate to Aggressive Allocation         Seeks growth of capital
  Portfolio
        EXCHANGE-TRADED FUNDS PORTFOLIOS
Cyclical Growth and Income ETF Portfolio          Seeks growth of capital and income
Cyclical Growth ETF Portfolio                     Seeks growth of capital

Your investment choices may be limited because:

* Your employer, association or other group contract holder limits the available investment divisions.

*  We have restricted the available investment divisions.

The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of the Metropolitan Fund, the Met Investors Fund or the American Funds, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to you under the Income Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The American Funds Portfolios are made available by the American Funds only through various insurance company annuities and life insurance policies.

The Metropolitan Fund, the Met Investors Fund and the American Funds are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the fund.

The Portfolios of the Metropolitan Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the Met Investors Fund pay Met Investors Advisory LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the applicable prospectuses and SAIs for the Metropolitan Fund, Met Investors Fund and American Funds.

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are discussed in each Fund's prospectus.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS

An investment manager (other than our affiliates, MetLife Advisers, LLC and Met Investors Advisory, LLC) or sub-investment manager of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Income Annuity and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Income Annuity and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment manager or sub-investment manager (or their affiliate) with increased access to persons involved in the distribution of the Income Annuity.

We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment managers MetLife Advisers, LLC and Met Investors Advisory, LLC, which are formed as "limited liability companies." Our ownership interests in MetLife Advisers, LLC and Met Investors Advisory LLC entitle us to profit distributions if the investment manager makes a profit with respect to the investment management fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the advisers. (See the Table of Expenses for information on the investment management fees paid by the Portfolios and the SAI for the Portfolios for information on the investment management fees paid by the investment managers to the sub-investment managers.)

The Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plans are described in more detail in the prospectuses for the Portfolios. (See the Fee Table and "Who Sells the Income Annuities.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolio's investment return.

We select the Portfolios offered through this Income Annuity based on several criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment management firm. Another factor we consider during the selection process is whether the Portfolio's investment manager or its sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of contract value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Contract Owners. In some cases, we have included Portfolios based on recommendations made by selling firms.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "Who Sells the Income Annuities")

INCOME ANNUITIES

Income Annuities provide you with a regular stream of payments for either your lifetime or a specific period. You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semiannual or annual basis. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that you begin receiving payments immediately. You may defer receiving payments from us for one year after you have purchased an immediate annuity. You bear any investment risk during any deferral period. The Income Annuity currently may not be available in all states.

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option, if this option is available in your state. We guarantee the amount of the income payment paid to you from the Fixed Income Option based upon your current allocation to that option. The amount of the guaranteed payments will not change until you make a reallocation or withdrawal from the Fixed Income Option. The annuity purchase rates we apply to the Fixed Income Option of the Income Annuity are not as favorable as those applied to other immediate annuities we issue.

Using proceeds from the following types of arrangements, you may purchase Income Annuities to receive immediate payments:

*  Non-Qualified                     *  Qualified

If you have accumulated amounts in any of your employer's, association's or group's investment vehicles (for example, Traditional IRAs, 401(k)s, Keoghs, 401(a)s, 403(a)s, 403(b)s, 457s, or SIMPLE IRAs after two years), your lump sum rollover or transfer from that investment vehicle may be used to purchase an appropriate Income Annuity as long as all applicable Federal income tax requirements are met.

INCOME PAYMENT TYPES
Currently, we provide you with a wide variety of income payment types to suit a range of personal preferences. You decide the income payment type for your Income Annuity at application. The decision is irrevocable.

There are three people who are involved in payments under your Income Annuity:

* Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.

* Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.

* Beneficiary: the person who receives continuing payments/or a lump sum payment if the owner dies.

Many times, the Owner and the Annuitant are the same person.

Your income payment amount will depend in large part on the type of income payment you choose. For example, if you select a "Lifetime Income Annuity for Two," your payments will typically be lower than if you select a "Lifetime Income Annuity." Whether you choose the Optional Two Year Withdrawal Feature, if permitted under your Income Annuity, will affect the amount of your income payments. Typically, income payment types which have the Optional Two Year Withdrawal Feature will result in lower income payments than income payment types without this feature. The terms of your contract will determine when your income payments start and the frequency with which you will receive your income payments. When you select an income type, it will apply to both fixed income payments and variable income payments.

*  When deciding how to receive income, consider:

*  The amount of income you need;

*  The amount you expect to receive from other sources;

*  The growth potential of other investments; and

*  How long you would like your income to last.

We reserve the right to limit or stop issuing any of the income types currently available based upon legal requirements or other considerations. We reserve the right to commute or to otherwise pay the value of any remaining income payments over a period which would comply with Federal income tax law. The following income payment types are available:

LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. No payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both annuitants are no longer living.

INCOME ANNUITY FOR A GUARANTEED PERIOD: A variable income payable for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a contract with this income payment type. If the owner dies before the end of the guarantee period, payments are made to the beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired.

OPTIONAL TWO YEAR WITHDRAWAL FEATURE
Subject to MetLife's underwriting requirements, we may make available an Optional Two Year Withdrawal Feature under your Income Annuity. If the Optional Two Year Withdrawal Feature is available under your Income Annuity, you can choose to add this optional withdrawal feature. The decision to add this feature is made at application and is irrevocable. The Optional Two Year Withdrawal Feature may not be available in all states. Your employer, association or other group contract holder may limit the availability of the Optional Two Year Withdrawal Feature.

If you purchase an Income Annuity with this feature, the income payments you receive typically will be lower than income payments that you would have received had you purchased the Income Annuity without this feature. The amount by which your income payment will be reduced will depend upon your life expectancy during the permitted withdrawal period (except if you purchase the Income Annuity for a Guaranteed Period), the income type you choose and the amount of the purchase payment.

Please refer to the discussion in the Tax Section of this Prospectus concerning the possibility that the purchase of an annuity with this option or the exercise of this option may result in the annuity not satisfying minimum distribution requirements or becoming an increasing annuity.

Please also refer to the Tax Section of this Prospectus for a discussion of other possible adverse tax consequences as a result of the exercise of the Optional Two Year Withdrawal Feature, including the imposition and retroactive imposition of the 10% penalty tax in addition to ordinary income tax.

Please note that the purchase of the Optional Two Year Withdrawal Feature may not be appropriate under certain deferred compensation or severance arrangements of an employer (including eligible Section 457(b) plans of tax-exempt employers). The mere availability of such a benefit may result in the immediate taxation to the employee of the entire benefit. Additionally, the Optional Two Year Withdrawal Feature may not be appropriate under defined benefit plans.

HOW THE OPTIONAL TWO YEAR WITHDRAWAL FEATURE WORKS

You may withdraw up to an amount equal to the "fair market value" of the income payments under the Income Annuity during the first two years after we issue the Income Annuity. We calculate the "fair market value" as follows:

* First, we determine what your revised income payment would be based on the applicable Annuity Unit Value as of the date of the withdrawal;

* Then we calculate the maximum permissible withdrawal amount by multiplying the revised income payment by an updated annuity purchase rate.

If you withdraw this maximum amount from the Income Annuity during the first two years, there will be no value left in the Income Annuity. Consequently, we will then have no further obligations to you; you will receive no further income payments or death benefit.

If you withdraw less than the maximum amount permitted, each future income payment will be reduced by the percentage equal to the ratio of the withdrawal amount to the maximum permissible withdrawal amount.

EXAMPLE: HOW THE OPTIONAL TWO YEAR WITHDRAWAL FEATURE WORKS

Assume the following:

     --   You are aged 65 on the issue date of the contract;

     --   Your purchase payment is $100,000;

     --   You elected the Optional Two Year Withdrawal Feature rider;

     -- You allocate 100% of the purchase payment to one of the investment divisions;

     --   You elected a Lifetime Income Annuity income payment type;

     --   Your first payment date was within 10 days of the issue date;

     -- The annuity purchase rate on the date of issue for the income payment type you elected was $5.00 per $1000;

     -- The Annuity Unit Value for the investment division to which you allocated the purchase payment was $10.00;

Your initial monthly income payment was thus $500.00 ($100,000/1000 X $5) and you had 50 annuity units in the investment division. Now assume that one year later you are aged 66 and you elect to make a full withdrawal under the Optional Two Year Withdrawal Feature. Assume that the then current annuity purchase rate at age 66 for a Lifetime Income Annuity income payment type with 1 year left to run on the Optional Two Year Withdrawal Feature is $5.40 per $1000.

Assume further that the Annuity Unit Value on the date of the withdrawal is $12.00. The fair market value of the income payments is thus 50 ANNUITY UNITS X $12.00 ANNUITY UNIT VALUE X 1000/$5.40 OR $111,111.11. However, if the Annuity Unit Value were $8.00 on the withdrawal date, the fair market value would be 50 X $8.00 X 1000/$5.40 OR $74,074.07.

REQUESTING A WITHDRAWAL

At your request, we will provide an estimate for you of the maximum amount available for withdrawal and the amount by which your income payments would be reduced if a particular withdrawal were taken under the Income Annuity.

You generally may make a withdrawal on any business day that the Exchange is open during the permitted withdrawal period.

Your withdrawal request must be in good order and completed prior to the close of the Exchange on a business day if you want the withdrawal to take place on that day. All other withdrawals will be processed on the next business day. We will take the withdrawal proportionately from each investment division and the Fixed Income Option in which you then had an allocation.

Withdrawals must be at least $1,000. If any withdrawal during the first two years after purchase would decrease total expected annual payments below $1,200, then we will treat this as be a request for a full withdrawal of the fair market value and we will make no further payments.

We reserve the right to require receipt of a properly executed spousal consent to the extent applicable and required under the Internal Revenue Code, the Employee Retirement Income Security Act of 1974 or the Retirement Equity Act of 1984 prior to the payment of any withdrawal.

We reserve the right to limit, reduce or eliminate this option in the future where required to comply with Federal tax law to protect you and other contract holders in the investment divisions from adverse tax consequences.

We may withhold payment of withdrawal if any portion of those proceeds would be derived from a Contract Owner's check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from the Contract has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

PURCHASE PAYMENT

You must purchase the Income Annuity with one purchase payment of at least $25,000. You must be at least the age of majority in your state. The oldest annuitant may not be older than 90 years old (age limit may be lower, if required by your state), if an income payment type with a life contingency is purchased. Purchase of certain income payment types may be limited by Federal income tax regulations. We reserve the right to refuse a purchase payment of $1,000,000 or more.

ALLOCATION
You decide what portion of your purchase payment is allocated to each of the variable investment divisions and the Fixed Income Option.

THE VALUE OF YOUR INCOME PAYMENTS

INITIAL VARIABLE INCOME PAYMENT

The initial variable income payment is a hypothetical payment which is calculated based on the amount of your purchase payment and the annuity purchase rate, which reflects the age and sex of the measuring lives and the income payment type selected (including the Optional Two Year Withdrawal Feature, if applicable) and the AIR ("Assumed Investment Return"). This initial variable income payment is used to establish the number of annuity units credited to you. It is not the amount of your actual first variable income payment unless your first income payment is due within 10 days after we issue the Income Annuity.

ANNUITY UNITS

Annuity units are credited to you when you make a purchase payment or make a reallocation into an investment division. Before we determine the number of annuity units to credit to you, we reduce a purchase payment (but not a reallocation) by any premium taxes and the contract fee, if applicable. We then compute an initial income payment amount from the net purchase payment (or reallocation) and the current annuity purchase rate. We then divide the initial income payment allocated to an investment division by that investment division's Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that investment division. When you reallocate an income payment from an investment division, annuity units supporting that portion of your income payment in that investment division are liquidated.

EXAMPLE: DETERMINING THE NUMBER OF ANNUITY UNITS

Assume the following:

     -- We calculate an initial variable income payment based on the annuity purchase rate (which reflects the AIR, income payment type (including whether the Optional Two Year Withdrawal Feature was chosen) and the age and sex of the measuring lives) and the amount of the net purchase payment. (For example, if we assume an annuity purchase rate of $100 and the net purchase payment is $100,000, the initial variable income payment is $1,000. $100,000 / $100 = $1,000).

     -- You have chosen to allocate this $1,000 in equal amounts to two investment divisions (i.e., $500 to each); and

     -- On the day we receive all documents in good order and issue the Contract, the annuity unit values for investment division A is $10.00 and for investment division B is $12.50.

We credit the Income Annuity with annuity units as follows:

    $500 / $10.00 = 50 ANNUITY UNITS ALLOCATED TO INVESTMENT DIVISION A

    $500 / $12.50 = 40 ANNUITY UNITS ALLOCATED TO INVESTMENT DIVISION B

Then, to calculate your variable income payment, we multiply the number of annuity units by the current Annuity Unit Value.

AIR AS A BENCHMARK FOR INCOME PAYMENTS

Your income payments are determined by using the AIR to benchmark the investment experience of the investment divisions you select. The AIR is stated in your Contract and may range from 3% to 6%. The higher your AIR, the higher your initial variable income payment will be. Your next variable income payment will increase approximately
 22
in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the insurance-related charge or Separate Account charge (the resulting number is the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next variable income payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the insurance-related charge or Separate Account charge (the net investment return) is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if you had elected a higher AIR as changes occur in the investment experience of the investment divisions.

The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after your Contract's issue date, then the amount of that payment will be determined on your Contract's issue date.

THE EFFECT OF THE AIR ON SUBSEQUENT VARIABLE INCOME PAYMENTS
(Assumes no reallocations between income payments)

If the net investment experience:  Your variable income payment will
                                   (relative to the previous income
                                   payment):
  Exceeds the AIR                    Increase
  Equals the AIR                     Stay the same
  Is less than the AIR               Decrease

EXAMPLE OF A 3% AIR

Assume that the initial variable income payment for an investment division is $1,000. Also assume that when we calculate your next income payment the investment experience for the underlying Portfolio (minus the insurance-related charge or Separate Account charge) is up 10% (exceeds the AIR). Your variable income payment attributed to that investment division would be $1,067.96. The percentage change between the initial variable income payment and your next income payment is a 6.8% INCREASE.

However, assume instead that the investment experience for the underlying Portfolio (minus the insurance-related charge or Separate Account charge) is down 10% (does not exceed the AIR). Your next variable income payment would be $873.79. Note that the percentage change between the initial variable income payment and your next income payment is a 12.6% DECREASE.

VALUATION

This is how we calculate the Annuity Unit Value for each investment division:

* First, we determine the investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of your insurance-related charge or Separate Account charge (general administrative expenses and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return.

* Then, we divide by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

*  Finally, we multiply the previous Annuity Unit Value by this result.

EXAMPLE: CALCULATING THE ANNUITY UNIT VALUE

Assume the following:

     --   Yesterday's Annuity Unit Value was $10.20;

     -- The number we calculate for today's change in investment experience (which reflects the deduction for the investment-related charge) is
          1.02 (up 2%);

     -- The daily equivalent of the Separate Account charge for all investment divisions (except the American Funds Growth, American Funds Growth-Income, American Funds Bond and American Funds Global Small Capitalization Investment Divisions) is 0.000034035; and

     --   The daily equivalent of the adjustment for a 3% AIR is 1.0000809863.

The new Annuity Unit Value is:

  (1.02 - .0.000034035) / 1.0000809863 X $10.20 = $10.40

However, now assume that today's change in investment experience (which reflects the deduction for the investment-related charge) is .98 (down 2%) instead of 1.02.

The new Annuity Unit Value is:

  (.98 - .0.000034035) / 1.0000809863 X $10.20 = $9.99

REALLOCATION PRIVILEGE

You can reallocate among the investment divisions and the Fixed Income Option.

Currently, there is no charge to make a reallocation. (We reserve the right to impose a reallocation fee in the future. The amount of this fee will be no greater than $30.) Your request for a reallocation tells us to move, in accordance with your instructions, the underlying Portfolio shares we have designated in the investment divisions or other funds to generate your income payments.

For us to process a reallocation, you must tell us:

     --   The percentage of the income payment to be reallocated;

     -- The investment divisions (or Fixed Income Option) from which you want the income payment to be reallocated; and

     -- The investment divisions or Fixed Income Option (and the percentages allocated to each) to which you want the income payment to be reallocated.

When you request a reallocation from an investment division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.

     -- First, we update the income payment amount to be reallocated from the investment division based upon the applicable Annuity Unit Value at the time of the reallocation;

     -- Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

     -- Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option for the Income Annuity on the date of your reallocation;

     -- Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.
 24

When you request a reallocation from the Fixed Income Option to an investment division, a similar adjustment will be made to your payment at the time of the reallocation. However, in this case the payment adjustment will be determined by multiplying the income payment amount to be reallocated from the Fixed Income Option by the ratio of the annuity purchase rate determined in the third step above divided by the annuity purchase rate determined in the second step above.

When you request a reallocation from one investment division to another, annuity units in one investment division are liquidated and annuity units in the other investment division are credited to you. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the investment division to which you have reallocated.

You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations you may make, but never to fewer than one a month. If we do so, we will give you advance written notice. We may limit a beneficiary's ability to make a reallocation.

Reallocations will be made as of the end of a business day, at the close of the Exchange, if received in good order prior to the close of the Exchange on that business day. All other reallocation requests will be processed on the next business day.

Here are examples of the effect of a reallocation on the income payment:

     -- Suppose you choose to reallocate 40% of your income payment supported by investment division A to the Fixed Income Option and the recalculated income payment supported by investment division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your fixed income payment from the Fixed Income Option will be increased by $40 X ($125 / $100) or $50, and your income payment supported by investment division A will be decreased by $40. (The number of annuity units as investment division A will be decreased as well.)

     -- Suppose you choose to reallocate 40% of your $100 fixed payment supported by the Fixed Income Option to a variable income payment supported by investment division A. Assume again that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment supported by investment division A will be increased by $40 X ($100 / $125) or $32, and your fixed income payment supported by the Fixed Income Option will be decreased by $40. (The number of annuity units in investment division A will be increased as well.)

     -- Suppose you choose to reallocate 40% of your income payment supported by investment division A to investment division B and the recalculated income payment supported by investment division A is $100. Then, your income payment supported by investment division B will be increased by $40 and your income payment supported by investment division A will be decreased by $40. (Changes will also be made to the number of annuity units in both investment divisions.)

Frequent requests from contract owners or participants/annuitants to make reallocations/transfers may dilute the value of a Portfolio's shares if the frequent reallocations/transfers involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent reallocations/transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt Portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., annuitants).

We have policies and procedures that attempt to detect and deter frequent reallocations/transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be present in the international, small-cap, and high-yield investment Portfolios (i.e., Western Asset Management Strategic Bond Opportunities, FI International Stock, Harris Oakmark International, MFS(R) Research International, Morgan Stanley EAFE(R) Index, Oppenheimer Global Equity, BlackRock Strategic Value, Loomis Sayles Small Cap, Russell 2000(R) Index, Franklin Templeton Small Cap Growth, Met/AIM Small Cap Growth, T. Rowe Price Small Cap Growth, American Funds Global Small Capitalization and Lord Abbett Bond Debenture Portfolios (the "Monitored Portfolios")) and we monitor reallocation/transfer activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series Portfolios ("American Funds Portfolios") as Monitored Portfolios. We employ various means to monitor reallocation/transfer activity, such as examining the frequency and size of reallocations/transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor reallocation/transfer activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12 month period there were (1) six or more reallocations/transfers involving the given category; and (2) cumulative gross reallocations/transfers involving the given category that exceed the current amount available to make income payments; and
(3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a reallocation/transfer in followed by a reallocation/transfer out within the next seven calendar days or a reallocation/transfer out followed by a reallocation/transfer in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor reallocation/transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring reallocation/transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful reallocation/transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.


AMERICAN FUNDS MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require all reallocation/transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and reallocation/transfer restrictions may be imposed upon a violation of either monitoring policy.


Our policies and procedures may result in reallocation/transfer restrictions being applied to deter market timing. Currently, when we detect reallocation/transfer activity in the Monitored Portfolios that exceeds our current reallocation/transfer limits, or other reallocation/transfer activity that we believe may be harmful to other contract owners, participants/annuitants or other persons who have an interest in the Contracts, we require all future reallocation/transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.

The detection and deterrence of harmful reallocation/transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the reallocation/transfer limits. Our ability to detect and/or restrict such reallocation/transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners or participants/annuitants to avoid such detection. Our ability to restrict such reallocation/transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all reallocation/transfer activity that may adversely affect contract owners or participants/annuitants and other persons with interests in the Income Annuity. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract owner or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement as required by SEC regulation with each Portfolio or its principal underwriter that obligates us to provide the Portfolio promptly upon request certain information about the trading activity of individual contact owners, participants/annuitants, and to execute instructions from the Portfolio to restrict or prohibit further transfer/reallocations by specific contract owners, participants/annuitants who violate the frequent trading policies established by the Portfolio.

In addition, contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries such as retirement plans, or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners or participants/annuitants) will not be harmed by reallocation/transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more reallocation/transfer requests from Contract Owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the reallocation/transfer privilege at any time. We also reserve the right to defer or restrict the reallocation/transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract owner or participant/annuitant). You should read the Portfolio prospectuses for more details.

STANDARD WITHDRAWAL FEATURE

This feature varies by your income payment type (described earlier). The Standard Withdrawal Feature may not be available in all states. Currently, this feature is only available if you purchase an Income Annuity with an income payment type that has a guarantee period.

If you have elected the Optional Two Year Withdrawal Feature, all withdrawals during the first two years that you hold the Income Annuity will be governed by that feature.

If you have elected the Optional Two Year Withdrawal Feature and you have held the Income Annuity for more than two years or have not elected the Optional Two Year Withdrawal Feature and you take a withdrawal, the Standard Withdrawal Feature will apply.

Purchase of a term certain or life contingent annuity with a guarantee period for this product may result in adverse tax consequences to the participant under certain types of deferred compensation arrangements such as PEDC plans of a tax-exempt employer. The Standard Withdrawal Feature during the guarantee period may result in acceleration of taxation of the withdrawal value.

Please refer to the discussion in the Tax Section of this Prospectus concerning the possibility that the purchase of an annuity with this feature or the exercise of this feature may result in the annuity not satisfying minimum distribution requirements or becoming an increasing annuity.

Please also refer to the Tax Section of this Prospectus for a discussion of other possible adverse tax consequences as a result of the exercise of the Standard Withdrawal Feature, including the imposition and retroactive imposition of the 10% penalty tax in addition to ordinary income tax.

Please note that the Standard Withdrawal Feature may not be appropriate under certain deferred compensation or severance arrangements of an employer (including eligible Section 457(b) plans of tax-exempt employers). The mere availability of such a benefit may result in the immediate taxation to the employee of the entire benefit. Additionally, the Standard Withdrawal Feature may not be appropriate under defined benefit plans.

HOW THE STANDARD WITHDRAWAL FEATURE WORKS

You may make withdrawals of the "fair market value" of the income payments in the remaining guarantee period under the Income Annuity.

You may make withdrawals if you purchased an Income Annuity with one of the following income types:

*  Lifetime Income Annuity with a Guarantee Period;

*  Lifetime Income Annuity for Two with a Guarantee Period; or

*  Income Annuity for a Guaranteed Period.

We calculate the "fair market value" of these guaranteed payments as follows:

* First, we determine what your revised income payment would be based on the applicable Annuity Unit Value as of the date of the withdrawal;

* Then we multiply the revised income payment by an updated annuity purchase rate that reflects only the payments in the remaining guarantee period of the Income Annuity.

Each future income payment in the remaining guarantee period after a withdrawal during the guarantee period will be reduced proportionately by the percentage equal to the ratio of the withdrawal amount to the full "fair market value" of the payments in the remaining guarantee period at the time of the withdrawal.

You may make an unlimited number of withdrawals during the guarantee period as long as no withdrawal reduces your revised income payment to less than 25% of the actual initial income payment or, if greater, $100 per month (or $1,200 annualized, if payable other than monthly), except for the Income Annuity for a Guaranteed Period. In that case, you may make an unlimited number of withdrawals and withdraw the full "fair market value" of the income payments in the guaranteed period. Any income payments payable after the guarantee period will not be reduced by the withdrawals you made.

WITHDRAWAL PROCESSING FEE

When you make a withdrawal using the Standard Withdrawal Feature, you pay a withdrawal processing fee. This fee is equal to 6% of the amount withdrawn. The withdrawal processing fees in the aggregate will not exceed 9% of the purchase payment. The amount payable to you equals the amount withdrawn, less the withdrawal processing fee.

REQUESTING A WITHDRAWAL

At your request, we will provide an estimate for you of the maximum amount available for withdrawal and the amount by which your income payments would be reduced if a particular withdrawal were taken under the Income Annuity.

You generally may make a withdrawal on any business day that the Exchange is open during the permitted withdrawal period.

Your withdrawal request must be in good order and completed prior to the close of the Exchange on a business day if you want the withdrawal to take place on that day. All other withdrawals will be processed on the next business day. We will take the withdrawal proportionately from each investment division and the Fixed Income Option in which you then had an allocation.

Withdrawals must be at least $1,000. If any withdrawal would decrease total expected annual payments below our minimums, then we will deny your request.

We reserve the right to require receipt of a properly executed spousal consent to the extent applicable and required under the Internal Revenue Code, the Employee Retirement Income Security Act of 1974 or the Retirement Equity Act of 1984 prior to the payment of any withdrawal.

We reserve the right to limit, reduce or eliminate this feature in the future where required to comply with Federal tax law to protect you and other contract holders in the investment divisions from adverse tax consequences.

DEATH BENEFIT

IF YOU OR THE LAST SURVIVING ANNUITANT SHOULD DIE BEFORE PAYMENTS COMMENCE OR THE "ANNUITY STARTING DATE"

If you (or the annuitant, if the owner is a non-natural person) die, or the last surviving annuitant dies, before income payments begin, you will receive a lump sum equal to the purchase payment less any withdrawals previously made, once we receive satisfactory proof of death.

If you (or the annuitant, if the owner is a non-natural person) die before the "Annuity Starting Date," as defined in the Federal income tax regulations, any remaining interest in the Income Annuity must be paid in a lump sum within five years after the date of death or over the beneficiary's lifetime or life expectancy, with payments beginning within a year after such death.

Instead of receiving the benefit, if the beneficiary is your spouse, he or she may continue the IRA Qualified or Non-Qualified Income Annuity as owner.

ON OR AFTER THE DATE PAYMENTS COMMENCE

If the last surviving annuitant dies on or after the date income payments begin, you may choose to receive in a lump sum the fair market value of the income payments in the remaining guarantee period, if an income payment type with a guarantee period was purchased.

If you elected the Optional Two Year Withdrawal Feature, then you may receive a different death benefit. During the first two years after purchase, if any owner or the last surviving annuitant dies, regardless of the income payment type purchased, you will receive in a lump sum, the fair market value of the future income payments that would have been payable except for such death.

However, if you had purchased a Qualified Income Annuity, in no case will any lump sum death benefit you chose or that is payable to you exceed the purchase payment, less any amounts previously withdrawn, less any income payments previously made.

Instead of receiving the death benefit if the beneficiary is your spouse, he or she may continue the IRA Qualified or Non-Qualified Income Annuity as owner.

CHARGES
There are two types of charges you pay if you allocate any of your income payment to the investment divisions:

*  Insurance-related charge; and

*  Investment-related charge.

We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. We can profit from certain contract charges.

The Separate Account charge you pay will not reduce the number of annuity units credited to you. Instead, we deduct the charges as part of the calculation of the Annuity Unit Value.

INSURANCE-RELATED OR SEPARATE ACCOUNT CHARGE

You will pay an insurance-related charge for the Separate Account that is 1.25% annually of the average value of the amounts in the Separate Account. We currently charge an additional Separate Account charge of 0.25% of the average value of the amounts in the American Funds Growth, American Funds Growth-Income, American Funds Bond and American Funds Global Small Capitalization investment divisions. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments than we anticipated.

We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).

This charge also pays us for distribution costs to both our licensed sales persons and other broker-dealers.

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Two classes of shares available to the Income Annuities (Class B and Class 2) have 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on the investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

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STANDARD WITHDRAWAL FEATURE WITHDRAWAL PROCESSING FEE

For each withdrawal, there is a withdrawal processing fee of 6% of the amount withdrawn. The withdrawal processing fee pays us for our administrative costs relating to the withdrawal, such as financial, actuarial and accounting costs. The withdrawal processing fee also reimburses us for our costs in selling the Income Annuities. We may use our profits (if any) from the Separate Account charge to pay for our costs to sell the Income Annuities which exceed the amount of withdrawal processing fees we collect.

ANNUAL CONTRACT CHARGE

Currently there is no annual contract charge. We reserve the right to deduct a $30 Annual Contract Fee. If we do so, it will be deducted pro-rata from each income payment. Any change in the contract charge would only affect purchasers of the Income Annuity on or after the date the charge was instituted. This charge pays us for our miscellaneous administrative costs.

PREMIUM AND OTHER TAXES
Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when you make the purchase payment.

Premium taxes, if applicable, currently range from .5% to 3.5% depending on the Income Annuity you purchased and your home state or jurisdiction. A chart in Appendix B shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Income Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Income Annuities. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

FREE LOOK
You may cancel your Income Annuity within a certain time period. This is known as a "free look." Not all Contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The "free look" may also vary depending on your age and whether you purchased your Income Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payment or the value of your annuity units as of the date your refund request is received at your MetLife Designated Office in good order.

If you do not cancel your Income Annuity during the "free-look" period, your decision to purchase the Income Annuity is irrevocable.

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GENERAL INFORMATION


ADMINISTRATION
All transactions will be processed in the manner described below.

PURCHASE PAYMENTS

Send your purchase payment, by check, cashier's check or certified check made payable to "MetLife," to your MetLife Designated Office or a MetLife sales office, if that office has been designated for this purpose. (We reserve the right to receive purchase payments by other means acceptable to us.) We do not accept cash, money orders or traveler's checks. We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. We will provide you with all necessary forms. We must have all documents in good order to credit your purchase payment.

A purchase payment is effective and valued as of the close of the Exchange, on the day we receive it in good order at your MetLife Designated Office, except when it is received:

*  On a day when the Annuity Unit Value is not calculated, or

*  After the close of the Exchange.

In those cases, the purchase payment will be effective the next day the Annuity Unit Value is calculated.

We reserve the right to credit your purchase payment to you within two days after its receipt at your MetLife Designated Office or MetLife sales office, if applicable. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

Under certain group Income Annuities, your employer, or the group in which you are a participant or member must identify you on their reports to us and tell us how your money should be allocated among the investment divisions and the Fixed Income Option.

CONFIRMING TRANSACTIONS

You will receive a statement confirming that a transaction was recently completed. You may elect to have your income payments sent to your residence or have us deposit payments directly into your bank account. Periodically, you may receive additional information from us about the Income Annuity. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

PROCESSING TRANSACTIONS

We permit you to request transactions by mail and telephone. We may suspend or eliminate telephone privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.

If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement any requests for transfers/reallocations, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.

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

BY TELEPHONE

You may obtain information and initiate transactions through our toll-free number, 1-800-635-7775. Our customer service consultants are available by telephone between 8 a.m. and 6 p.m. Eastern Time each business day.

Your transaction must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

We have put into place reasonable security procedures to insure that instructions communicated by telephone are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone. When someone contacts us by telephone and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.

Response times for the telephone may vary due to a variety of factors, including volumes, market conditions and performance of the systems. We are not responsible or liable for:

* any inaccuracy, error, or delay in or omission of any information you transmit or deliver to us; or

* any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are notified of your death before a requested transaction is completed, we will cancel the request. For Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity so provides. Or, depending on your Income Annuity's provisions, we may continue making payments to a joint annuitant.

MISSTATEMENT

We may require proof of age or sex of the owner, beneficiary or annuitant before making any payments under the Income Annuity that are measured by the owner's, beneficiary's or annuitant's life. If the age or sex of the measuring life has been misstated, the amount payable will be the amount that would have been provided at the correct age or sex.


Once income payments have begun, any underpayments will be made up in one sum with the next income payment or in a manner agreed to by us. Any overpayments will be deducted first from future income payments. In certain states, we are required to pay interest on any under payments.


THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from you. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of reallocations for a number of other contract owners, who simultaneously makes the same request or series of requests on behalf of other contract owners.

VALUATION -- SUSPENSION OF PAYMENTS

We separately determine the Annuity Unit Value for each investment division once each day at the close of the Exchange when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

When you request a transaction, we will process the transaction using the next available Annuity Unit Value. Subject to our procedure, we will make withdrawals and reallocations at a later date, if you request.

We reserve the right to suspend or postpone payment for a withdrawal, income payment or reallocation when:

     -- rules of the Securities and Exchange Commission so permit (trading on the Exchange is limited, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

     -- during any other period when the Securities and Exchange Commission by order so permits.

ADVERTISING PERFORMANCE
We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports. All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.

We may state performance in terms of "yield," "change in Annuity Unit Value," "average annual total return," or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an annuity unit for a certain period. These numbers may also be annualized. Change in Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period.

AVERAGE ANNUAL TOTAL RETURN (also known as annualized change in annuity value) calculations ("Standard Performance") reflect all Separate Account charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Income Annuity. These presentations reflect all available AIRs:
3%, 4%, 5% and 6%. These figures also assume a steady annual rate of return.

For purposes of presentation of Non-Standard Performance, we may assume that the Income Annuities were in existence prior to the inception date of the investment divisions in the Separate Account that funds the Income Annuities. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Met Investors Fund and American Funds Portfolios since the Portfolio inception date. We use the actual annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Income Annuities had been introduced as of the Portfolio inception date.

We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Income Annuities had been introduced as of the Portfolio inception date.

We may state performance for the investment divisions of the Income Annuity which reflect deduction of the Separate Account charge and investment-related charge, if accompanied by the annualized change in Annuity Unit Value.

Past performance is no guarantee of future results.
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

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the historical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and investment-related charge.

We may assume that the Income Annuity was in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolio for the period before the inception date of the Income Annuity and historical Annuity Unit Values.

Historical performance information should not be relied on as a guarantee of future performance results.

We may also demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, hypothetical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the average of investment-related charges for all Portfolios to depict investment-related charges.

An illustration should not be relied upon as a guarantee of future results.

Performance figures will vary among the Income Annuities as a result of different AIRs.

CHANGES TO YOUR INCOME ANNUITY
We have the right to make certain changes to your Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

*  To operate the Separate Account in any form permitted by law.

* To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws including limiting the number, frequency or types of reallocations permitted).

* To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

* To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, Met Investors Fund or the shares of another investment company or any other investment permitted by law.

* To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available portfolio in connection with the Income Annuities.

* To make any necessary technical changes in the Income Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division in which you have a balance or an allocation, we will notify you of the change. You may then make a new choice of investment divisions. For Income Annuities, where required by law, we will ask your approval before making any technical changes.

VOTING RIGHTS
Based on our current view of applicable law, you have voting interests under your Income Annuity concerning Metropolitan Fund, Met Investors Fund or American Funds proposals that are subject to a shareholder vote.

Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Income Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. The effect of this proportional voting is that a small number of contract owners may control the outcome of a vote. Shares of the Metropolitan Fund, Met Investors Fund or American Funds that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

*  The shares for which voting instructions are received, and

*  The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE INCOME ANNUITIES
On or about May 1, 2007, it is anticipated that MetLife Investors Distribution Company ("MLIDC") will become the principal underwriter and distributor of the securities offered through this prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other variable annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Income Annuities (e.g., commissions payable to the retail broker-dealers who sell the Income Annuities, including our affiliated broker-dealers). MLIDC does not retain any fees under the Income Annuities.

MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

Income Annuities are sold through MetLife licensed sales representatives who are associated with MetLife Securities, Inc. ("MSI"), our affiliate and a broker-dealer, which is paid compensation for the promotion and sale of the Income Annuities. Previously, Metropolitan Life Insurance Company was the broker-dealer through which MetLife sales representatives sold the Income Annuities. The Income Annuities are also sold through the registered representatives of our other affiliated broker-dealers. MSI and our affiliated broker-dealers are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are also members of the NASD. The Income Annuities may also be sold through other registered broker-dealers. Income Annuities may also be sold through the mail or over the Internet.

There is no front-end sales load deducted from purchase payments to pay sales commissions. MetLife sales representatives who are not in our MetLife Resources division ("non-MetLife Resources MetLife sales representatives") must meet a minimum level of sales of proprietary products in order to maintain employment with us. Sales representatives in our MetLife Resources division must meet a minimum level of sales production in order to maintain employment with us.

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

Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives receive cash payments for the products they sell and service based upon a "gross dealer concession" model. With respect to the Income Annuities, the gross dealer concession ranges from 2.0% to 5.0% of the purchase payment and, starting in the first Contract Year, an amount up to 2% of the income payments that are made each year that the Contract is in force for servicing the Income Annuity. Compensation to the sales representative is all or part of the gross dealer concession. Compensation to sales representatives in the MetLife Resources division is based upon premiums and purchase payments applied to all products sold and serviced by the representatives. Compensation to non-MetLife Resources MetLife sales representatives is determined based upon a formula that recognizes premiums and purchase payments applied to proprietary products sold and serviced by the representative as well as certain premiums and purchase payments applied to non-proprietary products sold by the representative. Proprietary products are those issued by us or our affiliates. Because one of the factors determining the percentage of gross dealer concession that applies to a non-MetLife Resources MetLife sales representative's compensation is sales of proprietary products, these sales representatives have an incentive to favor the sale of proprietary products. Because non-MetLife Resources MetLife sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sales of proprietary products.

Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers and the sales representatives and managers of our affiliates may be eligible for additional cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplemental salary, financial arrangements, marketing support, medical and other insurance benefits, and retirement benefits and other benefits based primarily on the amount of proprietary products sold. Because additional cash compensation paid to non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers and the sales representatives and their managers of our affiliates is based primarily on the sales of proprietary products, non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers and the sales representatives and their managers of our affiliates have an incentive to favor the sale of proprietary products.

Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Moreover, managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.

Our sales representatives and their managers may be eligible for non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional services and other support services.

MLIDC pays compensation for the sale of the Income Annuities by affiliated and unaffiliated broker-dealers. The compensation paid to broker-dealers for sales of the Income Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that MSI pays with respect to sales made through MetLife representatives. (The total compensation includes payments that we make to our business unit or the business unit of our affiliate that is responsible for the operation of the distribution systems through which the Income Annuities are sold.) These firms pay their sales representatives all or a portion of the commissions received for their sales of Income Annuities; some firms may retain a portion of commissions. The amount that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of affiliated broker-dealers and their managers may be eligible for various cash benefits and non-cash compensation (as described above) that we may provide jointly with affiliated broker-dealers. Because of the receipt of this cash and non-cash compensation, sales representatives and their managers of our affiliated broker-dealers have an incentive to favor the sale of proprietary products.

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

MLIDC may also enter into preferred distribution arrangements with certain affiliated broker-dealers such as New England Securities Corporation, Walnut Street Securities, Inc. and Tower Square Securities, Inc. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, MLIDC may pay separate, additional compensation to the broker-dealer for services the broker-dealer provides in connection with the distribution of the Contracts. These services may include providing us with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Contracts.

We or our affiliates pay American Funds Distributors, Inc., the principal underwriter for the American Funds, a percentage of all purchase payments allocated to the American Funds Growth Portfolio, the American Funds Growth-Income Portfolio, the American Funds Bond Portfolio and the American Funds Global Small Capitalization Portfolio for the services it provides in marketing these Portfolios' shares in connection with the Income Annuity.

Gallatin Asset Management, Inc., an affiliate of A.G. Edwards serves as the sub-investment manager of the Cyclical Growth and Income ETF Portfolio and the Cyclical Growth ETF Portfolio (the "ETF Portfolios"). Accordingly, A.G. Edwards may benefit from assets allocated to the ETF Portfolios to the extent such assets result in profits to Gallatin Asset Management, Inc. (See the Statement of Additional information for information on the management fees paid to Gallatin Asset Management, Inc. by Met Investors, the investment manager of the ETF Portfolios.) In addition, pursuant to agreements with A.G. Edwards, we or our affiliates pay to them a percentage fee on assets allocated to the ETF Portfolios in this and other contracts issued by us and/or our affiliates. It is conceivable that A.G. Edwards may have an incentive to recommend to customers that they allocate purchase payments and account value to the ETF Portfolios.

FINANCIAL STATEMENTS
The financial statements and related notes for the Separate Account and MetLife, which are in the SAI and are available from MetLife upon request, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing in the SAI and have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

WHEN WE CAN CANCEL YOUR INCOME ANNUITY
We may not cancel your Income Annuity, except as described in the Optional Two Year Withdrawal Feature section of the Prospectus.

INCOME TAXES

The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly. Consult your own tax adviser about your circumstances, any recent tax developments, and the impact of state income taxation. The SAI has additional tax information.

You are responsible for determining whether your purchase of an Income Annuity, withdrawals, income payments and any other transactions under your Income Annuity satisfy applicable tax law. We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 (ERISA).

Where otherwise permitted under the Income Annuities, the transfer of ownership of an Income Annuity, the designation (or change in such a designation) of an annuitant, beneficiary or other payee who is not also an owner, the exchange of an Income Annuity, or the receipt of an Income Annuity in an exchange, may result in income tax and other tax consequences, including estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. The SAI may contain additional information. Please consult your tax adviser.
 38

Annuity purchases by nonresident aliens and foreign corporations. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to purchasing an annuity contract.

MetLife does not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

GENERAL

All IRAs receive tax deferral under the Code. Although there are no additional tax benefits by funding your IRA or qualified plan with an annuity, it does provide you additional insurance benefits such as availability of a guaranteed income for life.

Under current Federal income tax law, the taxable portion of distributions under variable annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.

WITHDRAWALS

When money is withdrawn from your Contract (whether by you or your beneficiary), the amount treated as taxable income and taxed as ordinary income differs depending on the type of: annuity you purchase (e.g., Non-Qualified or IRA); and payment method or income payment type you elect. If you meet certain requirements, your Roth IRA earnings are free from Federal income taxes.

We will withhold a portion of the amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a tax penalty.

WITHDRAWALS BEFORE AGE 59 1/2

Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a 10% tax penalty, in addition to ordinary income taxes. Also, please see the section below titled Separate Account Charges for further information regarding withdrawals.

As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:

                                                                       Type of Contract
                                                      ---------------------------------------------------
                                                                                            401(a) 401(k)
                                                                         Trad. IRA/SEP      Keogh 403(a)
                                                      Non-Qualified       SIMPLE IRA*        403(b) 457
                                                      -------------      -------------      -------------
In a series of substantially equal payments made
annually (or more frequently) for life or life
expectancy (SEPP)                                           X                  X                  X(1)
After you die                                               X                  X                  X
After you become totally disabled (as defined in
the Code)                                                   X                  X                  X
To pay deductible medical expenses                                             X                  X
To pay medical insurance premiums if you are
unemployed                                                                     X
For qualified higher education expenses, or                                    X
For qualified first time home purchases up to
$10,000                                                                        X
After December 31, 1999 for IRS levies                                         X                  X
After separation from service if you are over
age 55 at time of separation                                                                      X
Under certain income annuities providing for
substantially equal payments over the "pay-out"
period                                                      X
(*) For SIMPLE IRA's the tax penalty for early withdrawals is generally increased to 25% for withdrawals within the first two years of your participation in the SIMPLE IRA.
(1) You must also be separated from service.

INCOME OPTIONS FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP)

If you are considering selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax adviser. It is not clear whether income payments will satisfy the SEPP exception.

If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will generally result in the retroactive imposition of the 10% penalty with interest.

If you have not attained age 59 1/2 at the time of purchase and intend to use the Income Annuity to meet the substantially equal periodic payment exception to the 10% penalty tax, note that the exercise of either withdrawal feature prior to the later of (a) your attaining age 59 1/2 or (b) five years after income payments had begun, will generally also result in the retroactive imposition of the 10% penalty tax (with interest) in addition to ordinary income tax on income payments previously received. In such cases, the taxable portion of the withdrawal, as well as the taxable portion of income payments received in the year of the withdrawal, will generally be subject to the 10% penalty tax in addition to ordinary income tax. In addition, if you are under age 59 1/2 when such payments are received, any future payments you receive will generally be subject to the 10% penalty tax. Consult your tax adviser.

NON-QUALIFIED ANNUITIES

GENERAL

Purchase payments to Non-Qualified contracts are on an "after-tax" basis, so you only pay income taxes on your earnings. Generally, these earnings are taxed when received from the Contract.

Once income payments commence, you may not be able to transfer withdrawals to another non-qualified annuity contract in a tax-free Section 1035 exchange.

When a non-natural person owns a Non-Qualified contract, the annuity will generally not be treated as an annuity for tax purposes and thus loses the benefit of tax deferral. Corporations and certain other entities are generally considered non-natural persons. However, an annuity owned by a non-natural person as agent for an individual will be treated as an annuity for tax purposes.

In those limited situations where the annuity is beneficially owned by a non-natural person and the annuity qualifies as such for Federal income tax purposes, the entity may have a limited ability to deduct interest. Certain Income annuities under section 72(u)(4) of the Code purchased with a single payment consisting of substantially equal periodic payments with an annuity starting date within 12 months of purchase may also be considered annuities for federal income tax purposes where owned by a non-natural person.

PURCHASE PAYMENTS

Although the Code does not limit the amount of your purchase payments, your Contract may limit them.

PARTIAL AND FULL WITHDRAWALS

EXERCISE OF OPTIONAL TWO YEAR WITHDRAWAL OR STANDARD WITHDRAWAL FEATURE

If your Income Annuity has been purchased with an Optional Two Year Withdrawal Feature or is a term certain only annuity and is terminated as a result of the exercise of the withdrawal feature, the taxable portion of the payment will generally be the excess of the proceeds received over your remaining after-tax contributions.

For Non-Qualified Annuities, amounts received under the exercise of a partial withdrawal may be fully includable in taxable income. The entire amount of the withdrawal could be treated as taxable income. Exercise of either withdrawal feature may adversely impact the amount of subsequent payments which can be treated as a nontaxable return of investment.

INCOME PAYMENTS

Income payments are subject to an "exclusion ratio" or "excludable amount" which determines how much of each payment is treated as: a non-taxable return of your purchase payments and a taxable payment of earnings.

We generally will tell you how much of each income payment is a non-taxable return of your purchase payments. We will determine such excludable amount for each income payment under the Contract as a whole by using the rules applicable to variable income payments in general (i.e., by dividing your after-tax purchase price, adjusted for any refund or guarantee feature, by the number of expected income payments from the appropriate IRS table). However, it is possible that the IRS could conclude that the taxable portion of income payments under a non-qualified contract is an amount greater (or less) than the taxable amount determined by us and reported by us to you and the IRS.

Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

If the amount of income payments received in any calendar year is less than the excludable amount applicable to the year, the excess is not allowable as a deduction. However, you may generally elect the year in which to begin to apply this excess ratably to increase the excludable amount attributable to future years. Consult your tax advisor as to the details and consequences of making such election. Also, consult your tax advisor as to the tax treatment of any unrecovered after-tax cost in the year that the Contract terminates.

DEATH BENEFITS

The death benefit under an annuity is generally taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).

If you die before the annuity starting date, as defined under Treasury Regulations, payments must begin for a period and in a manner allowed by the Code (and any regulations thereunder) to your beneficiary within one year of the date of your death or, if not, payment of your entire interest in the Contract must be made within five years of the date of your death. If your spouse is your beneficiary, he or she may elect to continue as owner of the Contract.

If you die on or after the annuity starting date, payments must continue to be made at least as rapidly as before your death in accordance with the income type selected.

If you die before all purchase payments are returned, the unreturned amount may be deductible on your final income tax return or excluded from income by your beneficiary if income payments continue after your death.

In the case of joint contract owners, the above rules will be applied on the death of any contract owner.

Where the contract owner is not a natural person, these rules will be applied on the death of any annuitant (or on the change in annuitant, if permitted under the Contract).

If death benefit payments are being made to your designated beneficiary and he/she dies prior to receiving the entire remaining interest in the Contract, such remaining interest will be paid out at least as rapidly as under the distribution method being used at the time of your designated beneficiary's death.

DIVERSIFICATION

In order for your Non-Qualified Contract to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the Contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to contract owners of gains under their Contract.

INVESTOR CONTROL

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal Income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the contract owner to allocate premium payments and transfer amounts among the funding options have not been addressed in public rulings. While we believe that the contract does not give the Contract owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a contract owner from being treated as the owner of the Separate Account assets supporting the Contract.

CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your contract. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:

* Possible taxation of reallocations between investment divisions and/or reallocations from/between an investment division to/and a fixed option.

* Possible taxation as if you were the owner of your portion of the Separate Account's assets.

* Possible limits on the number of funding options available or the frequency of reallocations among them.

We reserve the right to amend your Income Annuity where necessary to maintain its status as a variable annuity contract under Federal tax law and to protect you and other contract owners in the investment divisions from adverse tax consequences.

INDIVIDUAL RETIREMENT ANNUITIES

[TRADITIONAL IRA, ROTH IRA, SIMPLE IRA AND SEPS]

The sale of a contract for use with an IRA may be subject to special disclosure requirements of the Internal Revenue Service. Purchasers of a contract for use with IRAs will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency. A Contract issued in connection with an IRA may be amended as necessary to conform to the requirements of the Code.

IRA Contracts may not invest in life insurance. The annuity may offer death benefits and optional benefits that in some cases may exceed the greater of the purchase payments or the Account Balance which could conceivably be characterized as life insurance.

Consult your tax adviser prior to the purchase of the Contract as a Traditional Roth IRA, SIMPLE IRA or SEP.

Generally, except for Roth IRAs, IRAs can accept deductible (or pre-tax) purchase payments. Deductible or pre-tax purchase payments will be taxed when distributed from the Contract.

You must be both the contract owner and the annuitant under the Contract. Your IRA annuity is not forfeitable and you may not transfer, assign or pledge it to someone else. You are not permitted to borrow from the Contract. You can transfer your IRA proceeds to a similar IRA, certain eligible retirement plans of an employer (or a SIMPLE IRA to a Traditional IRA or eligible retirement plan after two years) without incurring Federal income taxes if certain conditions are satisfied.

TRADITIONAL IRA ANNUITIES

PURCHASE PAYMENT

The Contract may accept a single purchase payment consisting of a rollover to an IRA and an IRA contribution for the year of purchase.

WITHDRAWALS AND INCOME PAYMENTS

Withdrawals (other than tax free transfers or rollovers to other individual retirement arrangements or eligible retirement plans) and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based on a ratio of all non-deductible purchase payments to the total values of all your Traditional IRAs. We will withhold a portion of the taxable amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

MINIMUM DISTRIBUTION REQUIREMENTS FOR IRAS

Generally, for IRAs (see discussion below for Roth IRAs), you must begin receiving withdrawals by April 1 of the calendar year following the year in which you reach age 70 1/2. Complex rules apply to the calculation of these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not. It is not clear whether income payments under a variable annuity will satisfy these rules. Consult your tax adviser prior to choosing a pay-out option.

In general, Income Tax regulations permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Additionally, these regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.

The regulations also require that beginning for the 2006 distribution year, the value of all benefits under a deferred annuity including death benefits in excess of cash value must be added to the account value in computing the amount required to be distributed over the applicable period. The new rules are not entirely clear and you should consult your own tax advisors as to how these rules affect your own Contract. We will provide you with additional information regarding the amount that is subject to minimum distribution under this new rule.

If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Consult your tax advisor.

DEATH BENEFITS

The death benefit is taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).

If you die after required distributions begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations). If your spouse is your beneficiary, he or she may elect to continue as "contract owner" of the Contract.

If the Contract is issued in your name after your death for the benefit of your designated beneficiary with a purchase payment which is directly transferred to the Contract from another IRA account or IRA annuity you owned, the death benefit must continue to be distributed to your beneficiary's beneficiary in a manner at least as rapidly as the method of distribution in effect at the time of your beneficiary's death.


ROTH IRA ANNUITIES



Roth IRAs are different from other IRAs because you have the opportunity to enjoy tax-free earnings. However, you can only make after-tax purchase payments to a Roth IRA.


WITHDRAWALS OR INCOME PAYMENTS

Generally, withdrawals of earnings or Income Payments from Roth IRAs are free from Federal income tax if they meet the following two requirements:

* The withdrawal is made at least five taxable years after your first purchase payment to a Roth IRA, AND

* The withdrawal is made: on or after the date you reach age 59 1/2; upon your death or disability; or for a qualified first-time home purchase (up to $10,000).

Withdrawals of earnings and Income Payments which do not meet these requirements are taxable and a 10% penalty tax may apply if made before age 59 1/2. See withdrawals chart above. Consult your tax adviser to determine if an exception applies.

Withdrawals and Income Payments from a Roth IRA are made first from purchase payments and then from earnings. Generally, you do not pay income tax on withdrawals of purchase payments or on income payments. However, withdrawals of converted amounts from a non-Roth IRA prior to age 59 1/2 will be subject to the 10% penalty tax (unless you meet an exception) if made within 5 taxable years of such conversion. See withdrawals chart above.

The order in which money is withdrawn from a Roth IRA is as follows: (All Roth IRAs owned by a taxpayer are combined for withdrawal purposes.)

* The first money withdrawn is any annual (non-conversion/rollover) contributions to the Roth IRA. These are received tax and penalty free.

* The next money withdrawn is from conversion/rollover contributions from a non-Roth IRA, on a first-in, first-out basis. For these purposes, distributions are treated as coming first from the taxable portion of the conversion/rollover contribution. As previously discussed, depending upon when it occurs, withdrawals of taxable converted amounts may be subject to a penalty tax, or result in the acceleration of inclusion of income.

* The next money withdrawn is from earnings in the Roth IRA. This is received tax-free if it meets the requirements previously discussed, otherwise it is subject to Federal income tax and an additional 10% penalty tax may apply if you are under age 59 1/2.

* We may be required to withhold a portion of your withdrawal for income taxes, unless you elect otherwise. The amount will be determined by the Code.

REQUIRED DISTRIBUTIONS


Required minimum distribution rules that apply to other types of IRAs while you are alive do not apply to Roth IRAs. However, in general, the same rules with respect to minimum distributions required to be made to a beneficiary after your death under Traditional IRAs do apply to Roth IRAs. Note that where payments under a Roth Income Annuity have begun prior to your death the remaining interest in the Contract must be paid to your designated beneficiary by the end of the fifth year following your death or over a period no longer than the beneficiary's remaining life expectancy at the time you die.


LEGAL PROCEEDINGS

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the separate account or upon the ability of MLIDC to perform its contract with the Separate Account or of MetLife to meet its obligations under the Income Annuity.

APPENDIX A: ANNUITY UNIT VALUE TABLES
These tables show fluctuations in the Annuity Unit Values for each investment division from the inception date of the Income Annuity on May 3, 2004 to December 31, 2006 for all variations of the Income Annuity. The information in the tables has been derived from the Separate Account's full financial statements or other reports (such as the annual report). The first table shows the Income Annuity with an AIR of 3%, the second table shows the Income Annuity with an AIR of 4%, the third tables show the Income Annuity with an AIR of 5% and the fourth table shows the Income Annuity with an AIR of 6%.

TABLE I (3% AIR)
--------------------------------------------------------------------------------------------------------------------------
                                                                         BEGINNING OF      END OF YEAR        NUMBER OF
                                                                         YEAR ANNUITY        ANNUITY        ANNUITY UNITS
INVESTMENT DIVISION                                         YEAR          UNIT VALUE       UNIT VALUE        END OF YEAR
--------------------------------------------------------------------------------------------------------------------------

American Funds Global Small Capitalization
  Division.........................................         2004           $ 15.73           $ 17.54               0.00
                                                            2005             17.54             21.30               0.00
                                                            2006             21.30             25.48               0.00

American Funds Growth Division.....................         2004             85.97             92.19               0.00
                                                            2005             92.19            103.79               0.00
                                                            2006            103.79            110.29               0.00

American Funds Growth-Income Division..............         2004             66.16             70.39               0.00
                                                            2005             70.39             72.18               0.00
                                                            2006             72.18             80.17               0.00

BlackRock Aggressive Growth Division...............         2004             26.16             28.62               0.00
                                                            2005             28.62             30.62               0.00
                                                            2006             30.62             31.43               0.00

BlackRock Bond Income Division.....................         2004             31.37             32.07               0.00
                                                            2005             32.07             31.74               0.00
                                                            2006             31.74             31.87               0.00

BlackRock Diversified Division.....................         2004             26.80             28.54               0.00
                                                            2005             28.54             28.43               0.00
                                                            2006             28.43             30.22               0.00

BlackRock Large Cap Division (formerly BlackRock
  Investment Trust Division).......................         2004             43.00             46.82               0.00
                                                            2005             46.82             46.87               0.00
                                                            2006             46.87             51.44               0.00

BlackRock Large Cap Value Division.................         2004             10.36             11.28               0.00
                                                            2005             11.28             11.53               0.00
                                                            2006             11.53             13.25               0.00

TABLE I (3% AIR)
--------------------------------------------------------------------------------------------------------------------------
                                                                         BEGINNING OF      END OF YEAR        NUMBER OF
                                                                         YEAR ANNUITY        ANNUITY        ANNUITY UNITS
INVESTMENT DIVISION                                         YEAR          UNIT VALUE       UNIT VALUE        END OF YEAR
--------------------------------------------------------------------------------------------------------------------------
BlackRock Legacy Large Cap Growth Division.........         2004           $ 20.00           $ 21.63               0.00
                                                            2005             21.63             22.37               0.00
                                                            2006             22.37             22.40               6.62

BlackRock Strategic Value Division.................         2004             15.17             16.85               0.00
                                                            2005             16.85             16.96               0.00
                                                            2006             16.96             19.04               0.00

Cyclical Growth ETF Portfolio......................         2006             10.53             11.02               0.00

Cyclical Growth & Income ETF Portfolio.............         2006             10.34             10.77               0.00

Davis Venture Value Division.......................         2004             24.63             26.17               0.00
                                                            2005             26.17             27.89               0.00
                                                            2006             27.89             30.74               5.07

FI International Stock Division....................         2004              9.65             10.88               0.00
                                                            2005             10.88             12.39               0.00
                                                            2006             12.39             13.89               0.00

FI Large Cap Division..............................         2006             13.03             12.94               0.00

FI Mid Cap Opportunities Division..................         2004             13.10             14.56               0.00
                                                            2005             14.56             15.05               0.00
                                                            2006             15.05             16.18               0.00

FI Value Leaders Division..........................         2004             19.38             21.58               0.00
                                                            2005             21.58             23.09               0.00
                                                            2006             23.09             24.86               0.00

Franklin Templeton Small Cap Growth Division.......         2004              8.40              9.18               0.00
                                                            2005              9.18              9.29               0.00
                                                            2006              9.29              9.82               0.00

Harris Oakmark Focused Value Division..............         2004             25.37             27.17               0.00
                                                            2005             27.17             28.88               0.00
                                                            2006             28.88             31.24               0.00

TABLE I (3% AIR)
--------------------------------------------------------------------------------------------------------------------------
                                                                         BEGINNING OF      END OF YEAR        NUMBER OF
                                                                         YEAR ANNUITY        ANNUITY        ANNUITY UNITS
INVESTMENT DIVISION                                         YEAR          UNIT VALUE       UNIT VALUE        END OF YEAR
--------------------------------------------------------------------------------------------------------------------------
Harris Oakmark International Division..............         2004           $ 11.56           $ 13.24               0.00
                                                            2005             13.24             14.66               0.00
                                                            2006             14.66             18.21               0.00

Harris Oakmark Large Cap Value Division............         2004             11.14             11.86               0.00
                                                            2005             11.86             11.30               0.00
                                                            2006             11.30             12.84               0.00

Jennison Growth Division(a)........................         2005              3.73              4.41               0.00
                                                            2006              4.41              4.34               0.00

Jennison Growth Division (formerly Met/Putnam
  Voyager Division)(a).............................         2004              3.97              4.09               0.00
                                                            2005              4.09              3.70               0.00

Lazard Mid Cap Division............................         2004             12.07             12.86               0.00
                                                            2005             12.86             13.46               0.00
                                                            2006             13.46             14.89               0.00

Legg Mason Aggressive Growth (formerly Janus
  Aggressive Growth)...............................         2004              6.28              6.73               0.00
                                                            2005              6.73              7.41               0.00
                                                            2006              7.41              7.02               0.00

Legg Mason Value Equity............................         2004              7.11              7.78               0.00
                                                            2005              7.78              8.06               0.00
                                                            2006              8.06              8.97               0.00

Legg Mason Value Equity (formerly MFS Investors
  Trust Division)..................................         2004              7.11              7.78               0.00
                                                            2005              7.78              8.06               0.00
                                                            2006              8.06              8.38               0.00

Lehman Brothers(R) Aggregate Bond Division.........         2004             11.39             11.57               0.00
                                                            2005             11.57             11.42               0.00
                                                            2006             11.42             11.43               0.00

Loomis Sayles Small Cap Division...................         2004             20.04             22.40               0.00
                                                            2005             22.40             23.16               0.00
                                                            2006             23.16             25.99               0.00

TABLE I (3% AIR)
--------------------------------------------------------------------------------------------------------------------------
                                                                         BEGINNING OF      END OF YEAR        NUMBER OF
                                                                         YEAR ANNUITY        ANNUITY        ANNUITY UNITS
INVESTMENT DIVISION                                         YEAR          UNIT VALUE       UNIT VALUE        END OF YEAR
--------------------------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture Division................         2004           $ 14.08           $ 14.80               0.00
                                                            2005             14.80             14.56               0.00
                                                            2006             14.56             15.32               0.00

Met/AIM Small Cap Growth Division..................         2004             10.91             11.54               0.00
                                                            2005             11.54             12.11               0.00
                                                            2006             12.11             13.33               0.00

MetLife Mid Cap Stock Index Division...............         2004             10.97             12.13               0.00
                                                            2005             12.13             13.17               0.00
                                                            2006             13.17             13.94               0.00

MetLife Stock Index Division.......................         2004             27.26             29.15               0.00
                                                            2005             29.15             29.48               0.00
                                                            2006             29.48             32.74               0.00

MFS Research International Division................         2004              9.26             10.50               0.00
                                                            2005             10.50             11.84               0.00
                                                            2006             11.84             14.45               0.00

MFS Total Return Division..........................         2004             28.20             30.27               0.00
                                                            2005             30.27             30.16               0.00
                                                            2006             30.16             32.54               0.00

Morgan Stanley EAFE(R) Index Division..............         2004              8.78             10.07               0.00
                                                            2005             10.07             11.02               0.00
                                                            2006             11.02             13.33               0.00

Neuberger Berman Mid Cap Value Division............         2004             17.04             19.61               0.00
                                                            2005             19.61             21.27               0.00
                                                            2006             21.27             22.81               6.57

Neuberger Berman Real Estate Division..............         2004              9.99             12.66               0.00
                                                            2005             12.66             13.90               0.00
                                                            2006             13.90             18.43               9.44

Oppenheimer Capital Appreciation Division(b).......         2005              7.06              7.52               0.00
                                                            2006              7.52              7.76               4.19

TABLE I (3% AIR)
--------------------------------------------------------------------------------------------------------------------------
                                                                         BEGINNING OF      END OF YEAR        NUMBER OF
                                                                         YEAR ANNUITY        ANNUITY        ANNUITY UNITS
INVESTMENT DIVISION                                         YEAR          UNIT VALUE       UNIT VALUE        END OF YEAR
--------------------------------------------------------------------------------------------------------------------------
Oppenheimer Global Equity Division.................         2004           $ 11.40           $ 12.98               0.00
                                                            2005             12.98             14.59               0.00
                                                            2006             14.59             16.36               7.37

PIMCO Inflation Protected Bond Division............         2006             10.10             10.02               0.00

PIMCO Total Return Division........................         2004             11.09             11.34               0.00
                                                            2005             11.34             11.24               0.00
                                                            2006             11.24             11.33               0.00

RCM Technology Division (formerly RCM Global
  Technology Division).............................         2004              3.96              4.07               0.00
                                                            2005              4.07              4.38               0.00
                                                            2006              4.38              4.45               0.00

Russell 2000(R) Index Division.....................         2004             12.37             13.97               0.00
                                                            2005             13.97             14.12               0.00
                                                            2006             14.12             16.01               0.00

T. Rowe Price Large Cap Growth Division............         2004             10.25             10.96               0.00
                                                            2005             10.96             11.29               0.00
                                                            2006             11.29             12.29               0.00

T. Rowe Price Mid-Cap Growth Division..............         2004              5.97              6.68               0.00
                                                            2005              6.68              7.41               0.00
                                                            2006              7.41              7.59               0.00

T. Rowe Price Small Cap Growth Division............         2004             11.07             11.65               0.00
                                                            2005             11.65             12.49               0.00
                                                            2006             12.49             12.48               0.00

Western Asset Management Strategic Bond
  Opportunities Division...........................         2004             16.09             16.83               0.00
                                                            2005             16.83             16.72               0.00
                                                            2006             16.72             16.90               0.00

Western Asset Management U.S. Government
  Division.........................................         2004             13.29             13.43               0.00
                                                            2005             13.43             13.20               0.00
                                                            2006             13.20             13.22               0.00

TABLE I (3% AIR)
--------------------------------------------------------------------------------------------------------------------------
                                                                         BEGINNING OF      END OF YEAR        NUMBER OF
                                                                         YEAR ANNUITY        ANNUITY        ANNUITY UNITS
INVESTMENT DIVISION                                         YEAR          UNIT VALUE       UNIT VALUE        END OF YEAR
--------------------------------------------------------------------------------------------------------------------------
MetLife Aggressive Allocation Division(b)..........         2005           $  9.99           $ 10.94               0.00
                                                            2006             10.94             12.13               0.00

MetLife Conservative Allocation Division(b)........         2005              9.99             10.10               0.00
                                                            2006             10.10             10.39               0.00

MetLife Conservative to Moderate Allocation
  Division(b)......................................         2005              9.99             10.32               0.00
                                                            2006             10.32             10.85               0.00

MetLife Moderate Allocation Division(b)............         2005              9.99             10.54               0.00
                                                            2006             10.54             11.31              20.73

MetLife Moderate to Aggressive Allocation
  Division(b)......................................         2005              9.99             10.77               0.00
                                                            2006             10.77             11.79           1,519.02

1.50 SEPARATE ACCOUNT CHARGE

American Funds Bond Division.......................         2006             11.25             11.58               0.00

American Funds Global Small Capitalization
  Division.........................................         2006             22.44             22.64               0.00

American Funds Growth Division.....................         2006             78.36             79.17               0.00

American Funds Growth-Income Division..............         2006             54.23             57.55               7.66

TABLE II (4% AIR)
--------------------------------------------------------------------------------------------------------------------------
                                                                         BEGINNING OF      END OF YEAR        NUMBER OF
                                                                         YEAR ANNUITY        ANNUITY        ANNUITY UNITS
INVESTMENT DIVISION                                         YEAR          UNIT VALUE       UNIT VALUE        END OF YEAR
--------------------------------------------------------------------------------------------------------------------------

American Funds Global Small Capitalization
  Division.........................................         2004            $14.84           $16.44                0.00
                                                            2005             16.44            19.78                0.00
                                                            2006             19.78            23.43                4.76

American Funds Growth Division.....................         2004             70.69            75.33                0.00
                                                            2005             75.33            83.99                3.68
                                                            2006             83.99            88.39                7.27

TABLE II (4% AIR)
--------------------------------------------------------------------------------------------------------------------------
                                                                         BEGINNING OF      END OF YEAR        NUMBER OF
                                                                         YEAR ANNUITY        ANNUITY        ANNUITY UNITS
INVESTMENT DIVISION                                         YEAR          UNIT VALUE       UNIT VALUE        END OF YEAR
--------------------------------------------------------------------------------------------------------------------------
American Funds Growth-Income Division..............         2004            $54.40           $57.51                0.00
                                                            2005             57.51            58.41                3.81
                                                            2006             58.41            64.25                7.93

BlackRock Aggressive Growth Division...............         2004             22.40            24.36                0.00
                                                            2005             24.36            25.81                0.00
                                                            2006             25.81            26.24                0.00

BlackRock Bond Income Division.....................         2004             25.68            26.09                0.00
                                                            2005             26.09            25.57                0.00
                                                            2006             25.57            25.43                0.00

BlackRock Diversified Division.....................         2004             22.57            23.88                0.00
                                                            2005             23.88            23.56                0.00
                                                            2006             23.56            24.80                0.00

BlackRock Large Cap Division (formerly BlackRock
  Investment Trust Division).......................         2004             35.14            38.03                0.00
                                                            2005             38.03            37.70                0.00
                                                            2006             37.70            40.98                0.00

BlackRock Large Cap Value Division.................         2004             10.16            10.99                0.00
                                                            2005             10.99            11.13                0.00
                                                            2006             11.13            12.66                0.00

BlackRock Legacy Large Cap Growth Division.........         2004             18.24            19.60                0.00
                                                            2005             19.60            20.08                0.00
                                                            2006             20.08            19.92                0.00

BlackRock Strategic Value Division.................         2004             14.62            16.13                0.00
                                                            2005             16.13            16.09                0.00
                                                            2006             16.09            17.89                0.00

Cyclical Growth ETF Portfolio......................         2006             10.47            10.89                0.00

Cyclical Growth & Income ETF Portfolio.............         2006             10.28            10.64                0.00

TABLE II (4% AIR)
--------------------------------------------------------------------------------------------------------------------------
                                                                         BEGINNING OF      END OF YEAR        NUMBER OF
                                                                         YEAR ANNUITY        ANNUITY        ANNUITY UNITS
INVESTMENT DIVISION                                         YEAR          UNIT VALUE       UNIT VALUE        END OF YEAR
--------------------------------------------------------------------------------------------------------------------------
Davis Venture Value Division.......................         2004            $22.47           $23.72                0.00
                                                            2005             23.72            25.03                5.58
                                                            2006             25.03            27.33               57.86

FI International Stock Division....................         2004              8.51             9.53                0.00
                                                            2005              9.53            10.75                0.00
                                                            2006             10.75            11.94              172.03

FI Large Cap Division..............................         2006             11.87            11.71                0.00

FI Mid Cap Opportunities Division..................         2004             12.23            13.50                0.00
                                                            2005             13.50            13.81                2.50
                                                            2006             13.81            14.72                4.15

FI Value Leaders Division..........................         2004             17.42            19.27                0.00
                                                            2005             19.27            20.42                0.00
                                                            2006             20.42            21.78                0.00

Franklin Templeton Small Cap Growth Division.......         2004              8.16             8.86                0.00
                                                            2005              8.86             8.88                0.00
                                                            2006              8.88             9.30                0.00

Harris Oakmark Focused Value Division..............         2004             22.81            24.27                0.00
                                                            2005             24.27            25.55                0.00
                                                            2006             25.55            27.37                0.00

Harris Oakmark International Division..............         2004             11.28            12.83                0.00
                                                            2005             12.83            14.07                5.92
                                                            2006             14.07            17.31                5.92

Harris Oakmark Large Cap Value Division............         2004             10.56            11.18                0.00
                                                            2005             11.18            10.55                0.00
                                                            2006             10.55            11.87                0.00

Jennison Growth Division(a)........................         2005              3.55             4.18               17.32
                                                            2006              4.18             4.07               17.32

TABLE II (4% AIR)
--------------------------------------------------------------------------------------------------------------------------
                                                                         BEGINNING OF      END OF YEAR        NUMBER OF
                                                                         YEAR ANNUITY        ANNUITY        ANNUITY UNITS
INVESTMENT DIVISION                                         YEAR          UNIT VALUE       UNIT VALUE        END OF YEAR
--------------------------------------------------------------------------------------------------------------------------
Jennison Growth Division (formerly Met/Putnam
  Voyager Division)(a).............................         2004            $ 3.81           $ 3.91                0.00
                                                            2005              3.91             3.52                0.00

Lazard Mid Cap Division............................         2004             11.77            12.46                0.00
                                                            2005             12.46            12.93                0.00
                                                            2006             12.93            14.15               21.41

Legg Mason Aggressive Growth (formerly Janus
  Aggressive Growth)...............................         2004              6.09             6.49                0.00
                                                            2005              6.49             7.07                0.00
                                                            2006              7.07             6.63                0.00

Legg Mason Value Equity............................         2004              6.77             7.36                0.00
                                                            2005              7.36             7.55                0.00
                                                            2006              7.55             8.33                0.00

Legg Mason Value Equity (formerly MFS Investors
  Trust Division)..................................         2004              6.77             7.36                0.00
                                                            2005              7.36             7.55                0.00
                                                            2006              7.55             7.83                0.00

Lehman Brothers(R) Aggregate Bond Division.........         2004             10.80            10.90                0.00
                                                            2005             10.90            10.66                7.86
                                                            2006             10.66            10.56                7.86

Loomis Sayles Small Cap Division...................         2004             18.19            20.20                0.00
                                                            2005             20.20            20.69                1.62
                                                            2006             20.69            22.99               14.65

Lord Abbett Bond Debenture Division................         2004             13.03            13.61                0.00
                                                            2005             13.61            13.26                8.74
                                                            2006             13.26            13.82                8.74

Met/AIM Small Cap Growth Division..................         2004             10.65            11.19                0.00
                                                            2005             11.19            11.62                0.00
                                                            2006             11.62            12.67                0.00

MetLife Mid Cap Stock Index Division...............         2004             10.58            11.62                0.00
                                                            2005             11.62            12.49                0.00
                                                            2006             12.49            13.09                0.00

TABLE II (4% AIR)
--------------------------------------------------------------------------------------------------------------------------
                                                                         BEGINNING OF      END OF YEAR        NUMBER OF
                                                                         YEAR ANNUITY        ANNUITY        ANNUITY UNITS
INVESTMENT DIVISION                                         YEAR          UNIT VALUE       UNIT VALUE        END OF YEAR
--------------------------------------------------------------------------------------------------------------------------
MetLife Stock Index Division.......................         2004            $23.81           $25.30                0.00
                                                            2005             25.30            25.34                0.00
                                                            2006             25.34            27.87                0.00

MFS Research International Division................         2004              8.98            10.11                0.00
                                                            2005             10.11            11.30                6.76
                                                            2006             11.30            13.65               12.97

MFS Total Return Division..........................         2004             23.93            25.51                0.00
                                                            2005             25.51            25.18                5.19
                                                            2006             25.18            26.91                5.19

Morgan Stanley EAFE(R) Index Division..............         2004              8.32             9.49                0.00
                                                            2005              9.49            10.29                0.00
                                                            2006             10.29            12.32                0.00

Neuberger Berman Mid Cap Value Division............         2004             16.16            18.48                0.00
                                                            2005             18.48            19.85               11.17
                                                            2006             19.85            21.08               11.17

Neuberger Berman Real Estate Division..............         2004              9.99            12.58                0.00
                                                            2005             12.58            13.67                3.69
                                                            2006             13.67            17.96               32.56

Oppenheimer Capital Appreciation Division(b).......         2005              6.78             7.18                0.00
                                                            2006              7.18             7.33                0.00

Oppenheimer Global Equity Division.................         2004             10.64            12.03                0.00
                                                            2005             12.03            13.39                0.00
                                                            2006             13.39            14.88                0.00

PIMCO Inflation Protected Bond Division............         2006              9.82             9.67               39.91

PIMCO Total Return Division........................         2004             10.75            10.93                0.00
                                                            2005             10.93            10.72                0.00
                                                            2006             10.72            10.70              119.35

TABLE II (4% AIR)
--------------------------------------------------------------------------------------------------------------------------
                                                                         BEGINNING OF      END OF YEAR        NUMBER OF
                                                                         YEAR ANNUITY        ANNUITY        ANNUITY UNITS
INVESTMENT DIVISION                                         YEAR          UNIT VALUE       UNIT VALUE        END OF YEAR
--------------------------------------------------------------------------------------------------------------------------
RCM Technology Division (formerly RCM Global
  Technology Division).............................         2004            $ 3.84           $ 3.92                0.00
                                                            2005              3.92             4.18                0.00
                                                            2006              4.18             4.20                0.00

Russell 2000(R) Index Division.....................         2004             11.73            13.17                0.00
                                                            2005             13.17            13.18                0.00
                                                            2006             13.18            14.79                0.00

T. Rowe Price Large Cap Growth Division............         2004              9.72            10.33                0.00
                                                            2005             10.33            10.54                0.00
                                                            2006             10.54            11.36                2.29

T. Rowe Price Mid-Cap Growth Division..............         2004              5.78             6.43                0.00
                                                            2005              6.43             7.07                0.00
                                                            2006              7.07             7.17               41.61

T. Rowe Price Small Cap Growth Division............         2004             10.33            10.80                0.00
                                                            2005             10.80            11.47                0.00
                                                            2006             11.47            11.35                0.00

Western Asset Management Strategic Bond
  Opportunities Division...........................         2004             14.67            15.25                0.00
                                                            2005             15.25            15.01                8.70
                                                            2006             15.01            15.03                8.70

Western Asset Management U.S. Government
  Division.........................................         2004             12.13            12.18                0.00
                                                            2005             12.18            11.85               24.99
                                                            2006             11.85            11.75               29.63

MetLife Aggressive Allocation Division(b)..........         2005              9.99            10.87                0.00
                                                            2006             10.87            11.94                0.00

MetLife Conservative Allocation Division(b)........         2005              9.99            10.04                0.00
                                                            2006             10.04            10.22                0.00

TABLE II (4% AIR)
--------------------------------------------------------------------------------------------------------------------------
                                                                         BEGINNING OF      END OF YEAR        NUMBER OF
                                                                         YEAR ANNUITY        ANNUITY        ANNUITY UNITS
INVESTMENT DIVISION                                         YEAR          UNIT VALUE       UNIT VALUE        END OF YEAR
--------------------------------------------------------------------------------------------------------------------------
MetLife Conservative to Moderate Allocation
  Division(b)......................................         2005            $ 9.99           $10.25               53.68
                                                            2006             10.25            10.67               53.68

MetLife Moderate Allocation Division(b)............         2005              9.99            10.48                0.00
                                                            2006             10.48            11.13               46.98

MetLife Moderate to Aggressive Allocation
  Division(b)......................................         2005              9.99            10.70                0.00
                                                            2006             10.70            11.60                0.00

1.50 SEPARATE ACCOUNT CHARGE

American Funds Bond Fund...........................         2006             10.31            10.54              612.62

American Funds Global Small Capitalization
  Division.........................................         2006             20.77            20.82                6.15

American Funds Growth Division.....................         2006             63.21            63.45               56.15

American Funds Growth-Income Division..............         2006             43.73            46.12                0.00

TABLE III (5% AIR)
--------------------------------------------------------------------------------------------------------------------------
                                                                         BEGINNING OF      END OF YEAR        NUMBER OF
                                                                         YEAR ANNUITY        ANNUITY        ANNUITY UNITS
INVESTMENT DIVISION                                         YEAR          UNIT VALUE       UNIT VALUE        END OF YEAR
--------------------------------------------------------------------------------------------------------------------------

American Funds Global Small Capitalization
  Division.........................................         2004            $14.01           $15.42                0.00
                                                            2005             15.42            18.38                0.00
                                                            2006             18.38            21.56                0.00

American Funds Growth Division.....................         2004             58.24            61.67                0.00
                                                            2005             61.67            68.11                0.00
                                                            2006             68.11            70.99                0.00

American Funds Growth-Income Division..............         2004             44.82            47.08                0.00
                                                            2005             47.08            47.36                0.00
                                                            2006             47.36            51.60                0.00

BlackRock Aggressive Growth Division...............         2004             19.22            20.76                0.00
                                                            2005             20.76            21.79                0.00
                                                            2006             21.79            21.95                0.00

TABLE III (5% AIR)
--------------------------------------------------------------------------------------------------------------------------
                                                                         BEGINNING OF      END OF YEAR        NUMBER OF
                                                                         YEAR ANNUITY        ANNUITY        ANNUITY UNITS
INVESTMENT DIVISION                                         YEAR          UNIT VALUE       UNIT VALUE        END OF YEAR
--------------------------------------------------------------------------------------------------------------------------
BlackRock Bond Income Division.....................         2004            $21.06           $21.26                0.00
                                                            2005             21.26            20.64                0.00
                                                            2006             20.64            20.33                0.00

BlackRock Diversified Division.....................         2004             19.04            20.01                0.00
                                                            2005             20.01            19.56                0.00
                                                            2006             19.56            20.39                0.00

BlackRock Large Cap Division (formerly BlackRock
  Investment Trust Division).......................         2004             28.78            30.94                0.00
                                                            2005             30.94            30.39                0.00
                                                            2006             30.39            32.72                0.00

BlackRock Large Cap Value Division.................         2004              9.96            10.71                0.00
                                                            2005             10.71            10.75                0.00
                                                            2006             10.75            12.11               10.19

BlackRock Legacy Large Cap Growth Division.........         2004             16.65            17.78                0.00
                                                            2005             17.78            18.04                0.00
                                                            2006             18.04            17.73                0.00

BlackRock Strategic Value Division.................         2004             14.10            15.45                0.00
                                                            2005             15.45            15.26                0.00
                                                            2006             15.26            16.81                0.00

Cyclical Growth ETF Portfolio......................         2006             10.41            10.76                0.00

Cyclical Growth & Income ETF Portfolio.............         2006             10.22            10.52                0.00

Davis Venture Value Division.......................         2004             20.52            21.51                0.00
                                                            2005             21.51            22.49                0.00
                                                            2006             22.49            24.32               12.20

FI International Stock Division....................         2004              7.51             8.36                0.00
                                                            2005              8.36             9.34                0.00
                                                            2006              9.34            10.27                0.00

FI Large Cap Division..............................         2006             10.82            10.61                0.00

TABLE III (5% AIR)
--------------------------------------------------------------------------------------------------------------------------
                                                                         BEGINNING OF      END OF YEAR        NUMBER OF
                                                                         YEAR ANNUITY        ANNUITY        ANNUITY UNITS
INVESTMENT DIVISION                                         YEAR          UNIT VALUE       UNIT VALUE        END OF YEAR
--------------------------------------------------------------------------------------------------------------------------
FI Mid Cap Opportunities Division..................         2004            $11.42           $12.52                0.00
                                                            2005             12.52            12.69                0.00
                                                            2006             12.69            13.39                0.00

FI Value Leaders Division..........................         2004             15.68            17.23                0.00
                                                            2005             17.23            18.09                0.00
                                                            2006             18.09            19.11                4.46

Franklin Templeton Small Cap Growth Division.......         2004              7.93             8.56                0.00
                                                            2005              8.56             8.49                0.00
                                                            2006              8.49             8.81                0.00

Harris Oakmark Focused Value Division..............         2004             20.53            21.70                0.00
                                                            2005             21.70            22.63                0.00
                                                            2006             22.63            24.01                0.00

Harris Oakmark International Division..............         2004             11.00            12.44                0.00
                                                            2005             12.44            13.51                0.00
                                                            2006             13.51            16.47                4.05

Harris Oakmark Large Cap Value Division............         2004             10.02            10.54                0.00
                                                            2005             10.54             9.85                0.00
                                                            2006              9.85            10.98                5.80

Jennison Growth Division...........................         2005              3.39             3.96                0.00
                                                            2006              3.96             3.81                0.00

Jennison Growth Division (formerly Met/Putnam
  Voyager Division)................................         2004              3.67             3.73                0.00
                                                            2005              3.73             3.36                0.00

Lazard Mid Cap Division............................         2004             11.48            12.08                0.00
                                                            2005             12.08            12.41                0.00
                                                            2006             12.41            13.46                4.65

Legg Mason Aggressive Growth (formerly Janus
  Aggressive Growth)...............................         2004              5.90             6.25                0.00
                                                            2005              6.25             6.75                0.00
                                                            2006              6.75             6.27                0.00

TABLE III (5% AIR)
--------------------------------------------------------------------------------------------------------------------------
                                                                         BEGINNING OF      END OF YEAR        NUMBER OF
                                                                         YEAR ANNUITY        ANNUITY        ANNUITY UNITS
INVESTMENT DIVISION                                         YEAR          UNIT VALUE       UNIT VALUE        END OF YEAR
--------------------------------------------------------------------------------------------------------------------------
Legg Mason Value Equity............................         2004            $ 6.45           $ 6.97                0.00
                                                            2005              6.97             7.08                0.00
                                                            2006              7.08             7.74                0.00

Legg Mason Value Equity (formerly MFS Investors
  Trust Division)..................................         2004              6.45             6.97                0.00
                                                            2005              6.97             7.08                0.00
                                                            2006              7.08             7.32                0.00

Lehman Brothers(R) Aggregate Bond Division.........         2004             10.25            10.28                0.00
                                                            2005             10.28             9.95                0.00
                                                            2006              9.95             9.77                0.00

Loomis Sayles Small Cap Division...................         2004             16.53            18.24                0.00
                                                            2005             18.24            18.50                0.00
                                                            2006             18.50            20.37                0.00

Lord Abbett Bond Debenture Division................         2004             12.07            12.53                0.00
                                                            2005             12.53            12.08                0.00
                                                            2006             12.08            12.47                0.00

Met/AIM Small Cap Growth Division..................         2004             10.39            10.85                0.00
                                                            2005             10.85            11.16                0.00
                                                            2006             11.16            12.05                0.00

MetLife Mid Cap Stock Index Division...............         2004             10.20            11.13                0.00
                                                            2005             11.13            11.85                0.00
                                                            2006             11.85            12.31                4.99

MetLife Stock Index Division.......................         2004             20.82            21.98                0.00
                                                            2005             21.98            21.81                0.00
                                                            2006             21.81            23.76                0.00

MFS Research International Division................         2004              8.71             9.74                0.00
                                                            2005              9.74            10.78                0.00
                                                            2006             10.78            12.91                0.00

TABLE III (5% AIR)
--------------------------------------------------------------------------------------------------------------------------
                                                                         BEGINNING OF      END OF YEAR        NUMBER OF
                                                                         YEAR ANNUITY        ANNUITY        ANNUITY UNITS
INVESTMENT DIVISION                                         YEAR          UNIT VALUE       UNIT VALUE        END OF YEAR
--------------------------------------------------------------------------------------------------------------------------
MFS Total Return Division..........................         2004            $20.33           $21.54                0.00
                                                            2005             21.54            21.06                0.00
                                                            2006             21.06            22.29                0.00

Morgan Stanley EAFE(R) Index Division..............         2004              7.90             8.95                0.00
                                                            2005              8.95             9.61                0.00
                                                            2006              9.61            11.40                0.00

Neuberger Berman Mid Cap Value Division............         2004             15.33            17.43                0.00
                                                            2005             17.43            18.54                0.00
                                                            2006             18.54            19.50                6.43

Neuberger Berman Real Estate Division..............         2004              9.99            12.50                0.00
                                                            2005             12.50            13.46                0.00
                                                            2006             13.46            17.51                3.74

Oppenheimer Capital Appreciation Division(b).......         2005              6.51             6.85                0.00
                                                            2006              6.85             6.93                0.00

Oppenheimer Global Equity Division.................         2004              9.93            11.16                0.00
                                                            2005             11.16            12.31                0.00
                                                            2006             12.31            13.54                0.00

PIMCO Inflation Protected Bond Division............         2006              9.54             9.33                0.00

PIMCO Total Return Division........................         2004             10.42            10.53                0.00
                                                            2005             10.53            10.23                0.00
                                                            2006             10.23            10.11               11.44

RCM Technology Division (formerly RCM Global
  Technology Division).............................         2004              3.72             3.78                0.00
                                                            2005              3.78             3.98                0.00
                                                            2006              3.98             3.97                0.00

Russell 2000(R) Index Division.....................         2004             11.13            12.41                0.00
                                                            2005             12.41            12.31                0.00
                                                            2006             12.31            13.69                0.00

TABLE III (5% AIR)
--------------------------------------------------------------------------------------------------------------------------
                                                                         BEGINNING OF      END OF YEAR        NUMBER OF
                                                                         YEAR ANNUITY        ANNUITY        ANNUITY UNITS
INVESTMENT DIVISION                                         YEAR          UNIT VALUE       UNIT VALUE        END OF YEAR
--------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Large Cap Growth Division............         2004            $ 9.22           $ 9.74                0.00
                                                            2005              9.74             9.84                0.00
                                                            2006              9.84            10.51                5.94

T. Rowe Price Mid-Cap Growth Division..............         2004              5.61             6.19                0.00
                                                            2005              6.19             6.75                0.00
                                                            2006              6.75             6.78                0.00

T. Rowe Price Small Cap Growth Division............         2004              9.64            10.02                0.00
                                                            2005             10.02            10.54                0.00
                                                            2006             10.54            10.33                0.00

Western Asset Management Strategic Bond
  Opportunities Division...........................         2004             13.40            13.84                0.00
                                                            2005             13.84            13.49                0.00
                                                            2006             13.49            13.37                0.00

Western Asset Management U.S. Government
  Division.........................................         2004             11.07            11.04                0.00
                                                            2005             11.04            10.64                0.00
                                                            2006             10.64            10.46                0.00

MetLife Aggressive Allocation Division(b)..........         2005              9.99            10.80                0.00
                                                            2006             10.80            11.75                0.00

MetLife Conservative Allocation Division(b)........         2005              9.99             9.97                0.00
                                                            2006              9.97            10.06                0.00

MetLife Conservative to Moderate Allocation
  Division(b)......................................         2005              9.99            10.18                0.00
                                                            2006             10.18            10.50                0.00

MetLife Moderate Allocation Division(b)............         2005              9.99            10.41                0.00
                                                            2006             10.41            10.95                0.00

MetLife Moderate to Aggressive Allocation
  Division(b)......................................         2005              9.99            10.63                0.00
                                                            2006             10.63            11.42                0.00

TABLE III (5% AIR)
--------------------------------------------------------------------------------------------------------------------------
                                                                         BEGINNING OF      END OF YEAR        NUMBER OF
                                                                         YEAR ANNUITY        ANNUITY        ANNUITY UNITS
INVESTMENT DIVISION                                         YEAR          UNIT VALUE       UNIT VALUE        END OF YEAR
--------------------------------------------------------------------------------------------------------------------------
1.50 SEPARATE ACCOUNT CHARGE

American Funds Bond Division.......................         2006            $ 9.46           $ 9.61                0.00

American Funds Global Small Capitalization
  Division.........................................         2006             19.23            19.16               17.18

American Funds Growth Division.....................         2006             51.09            50.96               18.17

American Funds Growth-Income Division..............         2006             35.35            37.05               15.16

TABLE IV (6% AIR)
--------------------------------------------------------------------------------------------------------------------------
                                                                         BEGINNING OF      END OF YEAR        NUMBER OF
                                                                         YEAR ANNUITY        ANNUITY        ANNUITY UNITS
INVESTMENT NAME                                             YEAR          UNIT VALUE       UNIT VALUE        END OF YEAR
--------------------------------------------------------------------------------------------------------------------------

American Funds Global Small Capitalization
  Division.........................................         2004            $13.24           $14.48                0.00
                                                            2005             14.48            17.09                0.00
                                                            2006             17.09            19.86                0.00

American Funds Growth Division.....................         2004             48.07            50.58                0.00
                                                            2005             50.58            55.33                0.00
                                                            2006             55.33            57.14                0.00

American Funds Growth-Income Division..............         2004             36.99            38.62                0.00
                                                            2005             38.62            38.48                0.00
                                                            2006             38.48            41.53                0.00

BlackRock Aggressive Growth Division...............         2004             16.51            17.73                0.00
                                                            2005             17.73            18.43                0.00
                                                            2006             18.43            18.38                0.00

BlackRock Bond Income Division.....................         2004             17.31            17.36                0.00
                                                            2005             17.36            16.70                0.00
                                                            2006             16.70            16.29                0.00

BlackRock Diversified Division.....................         2004             16.08            16.80                0.00
                                                            2005             16.80            16.26                0.00
                                                            2006             16.26            16.80                0.00

TABLE IV (6% AIR)
--------------------------------------------------------------------------------------------------------------------------
                                                                         BEGINNING OF      END OF YEAR        NUMBER OF
                                                                         YEAR ANNUITY        ANNUITY        ANNUITY UNITS
INVESTMENT NAME                                             YEAR          UNIT VALUE       UNIT VALUE        END OF YEAR
--------------------------------------------------------------------------------------------------------------------------
BlackRock Large Cap Division (formerly BlackRock
  Investment Trust Division).......................         2004            $23.61           $25.23                0.00
                                                            2005             25.23            24.54                0.00
                                                            2006             24.54            26.17                0.00

BlackRock Large Cap Value Division.................         2004              9.78            10.44                0.00
                                                            2005             10.44            10.38                0.00
                                                            2006             10.38            11.59                0.00

BlackRock Legacy Large Cap Growth Division.........         2004             15.22            16.15                0.00
                                                            2005             16.15            16.23                0.00
                                                            2006             16.23            15.80                0.00

BlackRock Strategic Value Division.................         2004             13.59            14.81                0.00
                                                            2005             14.81            14.49                0.00
                                                            2006             14.49            15.81                0.00

Cyclical Growth ETF Portfolio......................         2006             10.35            10.63                0.00

Cyclical Growth & Income ETF Portfolio.............         2006             10.17            10.39                0.00

Davis Venture Value Division.......................         2004             18.75            19.54                0.00
                                                            2005             19.54            20.23                0.00
                                                            2006             20.23            21.67                0.00

FI International Stock Division....................         2004              6.64             7.34                0.00
                                                            2005              7.34             8.13                0.00
                                                            2006              8.13             8.85               12.65

FI Large Cap Division..............................         2006              9.87             9.62                0.00

FI Mid Cap Opportunities Division..................         2004             10.66            11.62                0.00
                                                            2005             11.62            11.67                0.00
                                                            2006             11.67            12.20                0.00

FI Value Leaders Division..........................         2004             14.12            15.43                0.00
                                                            2005             15.43            16.04                0.00
                                                            2006             16.04            16.78                0.00

TABLE IV (6% AIR)
--------------------------------------------------------------------------------------------------------------------------
                                                                         BEGINNING OF      END OF YEAR        NUMBER OF
                                                                         YEAR ANNUITY        ANNUITY        ANNUITY UNITS
INVESTMENT NAME                                             YEAR          UNIT VALUE       UNIT VALUE        END OF YEAR
--------------------------------------------------------------------------------------------------------------------------
Franklin Templeton Small Cap Growth Division.......         2004            $ 7.71           $ 8.26                0.00
                                                            2005              8.26             8.12                0.00
                                                            2006              8.12             8.35                0.00

Harris Oakmark Focused Value Division..............         2004             18.49            19.43                0.00
                                                            2005             19.43            20.07                0.00
                                                            2006             20.07            21.09                0.00

Harris Oakmark International Division..............         2004             10.74            12.07                0.00
                                                            2005             12.07            12.98                0.00
                                                            2006             12.98            15.67                0.00

Harris Oakmark Large Cap Value Division............         2004              9.51             9.94                0.00
                                                            2005              9.94             9.21                0.00
                                                            2006              9.21            10.16                0.00

Lazard Mid Cap Division............................         2004             11.21            11.72                0.00
                                                            2005             11.72            11.92                0.00
                                                            2006             11.92            12.81                0.00

Legg Mason Aggressive Growth (formerly Janus
  Aggressive Growth)...............................         2004              5.72             6.02                0.00
                                                            2005              6.02             6.44                0.00
                                                            2006              6.44             5.93                0.00

Legg Mason Value Equity............................         2004              6.15             6.61                0.00
                                                            2005              6.61             6.65                0.00
                                                            2006              6.65             7.20                0.00

Legg Mason Value Equity (formerly MFS Investors
  Trust Division)..................................         2004              6.15             6.61                0.00
                                                            2005              6.61             6.65                0.00
                                                            2006              6.65             6.85                0.00

Jennison Growth Division...........................         2005              3.23             3.75                0.00
                                                            2006              3.75             3.58                0.00

Jennison Growth Division (formerly Met/Putnam
  Voyager Division)................................         2004              3.53             3.57                0.00
                                                            2005              3.57             3.20                0.00

TABLE IV (6% AIR)
--------------------------------------------------------------------------------------------------------------------------
                                                                         BEGINNING OF      END OF YEAR        NUMBER OF
                                                                         YEAR ANNUITY        ANNUITY        ANNUITY UNITS
INVESTMENT NAME                                             YEAR          UNIT VALUE       UNIT VALUE        END OF YEAR
--------------------------------------------------------------------------------------------------------------------------
Lehman Brothers(R) Aggregate Bond Division.........         2004            $ 9.73           $ 9.70                0.00
                                                            2005              9.70             9.30                0.00
                                                            2006              9.30             9.05                0.00

Loomis Sayles Small Cap Division...................         2004             15.03            16.49                0.00
                                                            2005             16.49            16.56                0.00
                                                            2006             16.56            18.06                0.00

Lord Abbett Bond Debenture Division................         2004             11.18            11.54                0.00
                                                            2005             11.54            11.03                0.00
                                                            2006             11.03            11.27                0.00

Met/AIM Small Cap Growth Division..................         2004             10.14            10.52                0.00
                                                            2005             10.52            10.72                0.00
                                                            2006             10.72            11.47                0.00

MetLife Mid Cap Stock Index Division...............         2004              9.83            10.66                0.00
                                                            2005             10.66            11.25                0.00
                                                            2006             11.25            11.57                0.00

MetLife Stock Index Division.......................         2004             18.23            19.13                0.00
                                                            2005             19.13            18.80                0.00
                                                            2006             18.80            20.28               10.93

MFS Research International Division................         2004              8.45             9.39                0.00
                                                            2005              9.39            10.29                0.00
                                                            2006             10.29            12.21                0.00

MFS Total Return Division..........................         2004             17.30            18.21                0.00
                                                            2005             18.21            17.64                0.00
                                                            2006             17.64            18.49                5.83

Morgan Stanley EAFE(R) Index Division..............         2004              7.50             8.44                0.00
                                                            2005              8.44             8.98                0.00
                                                            2006              8.98            10.55                0.00

TABLE IV (6% AIR)
--------------------------------------------------------------------------------------------------------------------------
                                                                         BEGINNING OF      END OF YEAR        NUMBER OF
                                                                         YEAR ANNUITY        ANNUITY        ANNUITY UNITS
INVESTMENT NAME                                             YEAR          UNIT VALUE       UNIT VALUE        END OF YEAR
--------------------------------------------------------------------------------------------------------------------------
Neuberger Berman Mid Cap Value Division............         2004            $14.55           $16.44                0.00
                                                            2005             16.44            17.33                0.00
                                                            2006             17.33            18.05                0.00

Neuberger Berman Real Estate Division..............         2004              9.99            12.42                0.00
                                                            2005             12.42            13.25                0.00
                                                            2006             13.25            17.07                7.00

Oppenheimer Capital Appreciation Division(b).......         2005              6.25             6.54                0.00
                                                            2006              6.54             6.56                0.00

Oppenheimer Global Equity Division.................         2004              9.28            10.36                0.00
                                                            2005             10.36            11.32                0.00
                                                            2006             11.32            12.34                0.00

PIMCO Inflation Protected Bond Division............         2006              9.27             9.01               10.92

PIMCO Total Return Division........................         2004             10.11            10.15                0.00
                                                            2005             10.15             9.77                0.00
                                                            2006              9.77             9.57                0.00

RCM Technology Division (formerly RCM Global
  Technology Division).............................         2004              3.61             3.64                0.00
                                                            2005              3.64             3.80                0.00
                                                            2006              3.80             3.75                0.00

Russell 2000(R) Index Division.....................         2004             10.56            11.71                0.00
                                                            2005             11.71            11.50                0.00
                                                            2006             11.50            12.67                0.00

T. Rowe Price Large Cap Growth Division............         2004              8.75             9.19                0.00
                                                            2005              9.19             9.20                0.00
                                                            2006              9.20             9.73                0.00

T. Rowe Price Mid-Cap Growth Division..............         2004              5.44             5.97                0.00
                                                            2005              5.97             6.44                0.00
                                                            2006              6.44             6.41                0.00

TABLE IV (6% AIR)
--------------------------------------------------------------------------------------------------------------------------
                                                                         BEGINNING OF      END OF YEAR        NUMBER OF
                                                                         YEAR ANNUITY        ANNUITY        ANNUITY UNITS
INVESTMENT NAME                                             YEAR          UNIT VALUE       UNIT VALUE        END OF YEAR
--------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Small Cap Growth Division............         2004            $ 9.01           $ 9.30                0.00
                                                            2005              9.30             9.69                0.00
                                                            2006              9.69             9.41                0.00

Western Asset Management Strategic Bond
  Opportunities Division...........................         2004             12.24            12.56                0.00
                                                            2005             12.56            12.13                0.00
                                                            2006             12.13            11.92                0.00

Western Asset Management U.S. Government
  Division.........................................         2004             10.12            10.03                0.00
                                                            2005             10.03             9.57                0.00
                                                            2006              9.57             9.32                0.00

MetLife Aggressive Allocation Division(b)..........         2005              9.99            10.73                0.00
                                                            2006             10.73            11.56                0.00

MetLife Conservative Allocation Division(b)........         2005              9.99             9.91                0.00
                                                            2006              9.91             9.90                0.00

MetLife Conservative to Moderate Allocation
  Division(b)......................................         2005              9.99            10.12                0.00
                                                            2006             10.12            10.34                0.00

MetLife Moderate Allocation Division(b)............         2005              9.99            10.34                0.00
                                                            2006             10.34            10.78                0.00

MetLife Moderate to Aggressive Allocation
  Division(b)......................................         2005              9.99            10.56                0.00
                                                            2006             10.56            11.24                0.00

TABLE IV (6% AIR)
--------------------------------------------------------------------------------------------------------------------------
                                                                         BEGINNING OF      END OF YEAR        NUMBER OF
                                                                         YEAR ANNUITY        ANNUITY        ANNUITY UNITS
INVESTMENT NAME                                             YEAR          UNIT VALUE       UNIT VALUE        END OF YEAR
--------------------------------------------------------------------------------------------------------------------------
1.50 SEPARATE ACCOUNT CHARGE

American Funds Bond Division.......................         2006            $ 8.69           $ 8.77                0.00

American Funds Global Small Capitalization
  Division.........................................         2006             17.83            17.65                0.00

American Funds Growth Division.....................         2006             41.38            41.02                0.00

American Funds Growth-Income Division..............         2006             28.63            29.81                0.00

----------------

a THE ASSETS OF THE MET/PUTNAM VOYAGER DIVISION WERE MERGED INTO JENNISON GROWTH DIVISION PRIOR TO OPENING OF BUSINESS ON MAY 2, 2005. ACCUMULATION UNIT VALUES PRIOR TO MAY 2, 2005 ARE THOSE OF MET/PUTNAM VOYAGER DIVISION.

b  INCEPTION DATE: MAY 1, 2005.

c  INCEPTION DATE MAY 1, 2006.

APPENDIX B

PREMIUM TAX TABLE

If you are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your Income Annuity.

                                                     Non-Qualified Income Annuities    Qualified Income Annuities(1)
                                                     ------------------------------    -----------------------------
California.......................................                 2.35%                             0.5%(2)
Maine............................................                  2.0%                              --
Nevada...........................................                  3.5%                              --
Puerto Rico(3)...................................                  3.0%                             3.0%
South Dakota.....................................                 1.25%                              --
West Virginia....................................                  1.0%                             1.0%
Wyoming..........................................                  1.0%                              --

----------------

1 PREMIUM TAX RATES APPLICABLE TO QUALIFIED INCOME ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING THE REQUIREMENTS OF SECTION 408(a) OF THE CODE ARE INCLUDED UNDER THE COLUMN HEADING "QUALIFIED INCOME ANNUITIES."

2 WITH RESPECT TO INCOME ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING THE REQUIREMENTS OF
   SECTION 408(a) OF THE CODE, THE ANNUITY TAX RATE IN CALIFORNIA IS 2.35% INSTEAD OF 0.5%.

3 LEGISLATION HAS BEEN PASSED INCREASING THE TAX RATE TO 3%, HOWEVER, THE RATE INCREASE IS CONTINGENT UPON THE PASSAGE OF THE BUDGET BILL. NONETHELESS, THE DEPARTMENT OF INSURANCE HAS INDICATED IT CONSIDERS THE RATE INCREASE TO BE EFFECTIVE.

APPENDIX C

PORTFOLIO LEGAL AND MARKETING NAMES

Series Fund/Trust                      Legal Name of Portfolio Series                     Marketing Name
-----------------                  ---------------------------------------    ---------------------------------------
AMERICAN FUNDS INSURANCE SERIES                   Bond Fund                          American Funds Bond Fund
AMERICAN FUNDS INSURANCE SERIES       Global Small Capitalization Fund              American Funds Global Small
                                                                                        Capitalization Fund
AMERICAN FUNDS INSURANCE SERIES              Growth-Income Fund                  American Funds Growth-Income Fund
AMERICAN FUNDS INSURANCE SERIES                  Growth Fund                        American Funds Growth Fund
METROPOLITAN SERIES FUND, INC.        FI International Stock Portfolio           FI International Stock Portfolio
                                                                                            (Fidelity)
METROPOLITAN SERIES FUND, INC.             FI Large Cap Portfolio                FI Large Cap Portfolio (Fidelity)
METROPOLITAN SERIES FUND, INC.       FI Mid Cap Opportunities Portfolio         FI Mid Cap Opportunities Portfolio
                                                                                            (Fidelity)
METROPOLITAN SERIES FUND, INC.           FI Value Leaders Portfolio            FI Value Leaders Portfolio (Fidelity)

APPENDIX D

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                               PAGE
COVER PAGE..................................................      1

TABLE OF CONTENTS...........................................      1

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............      2


DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE INCOME
  ANNUITIES.................................................      2


WITHDRAWAL PROCESSING FEE FOR STANDARD WITHDRAWAL FEATURE...      3

EXPERIENCE FACTOR...........................................      3

VARIABLE INCOME PAYMENTS....................................      4

INVESTMENT MANAGEMENT FEES..................................      7

ADVERTISEMENT OF THE SEPARATE ACCOUNT.......................     11

VOTING RIGHTS...............................................     12

TAXES.......................................................     13


FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT................    F-1


FINANCIAL STATEMENTS OF METLIFE.............................    F-1

                           REQUEST FOR A STATEMENT OF

                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

[ ] Metropolitan Life Separate Account E

[ ] Metropolitan Series Fund, Inc.

[ ] Met Investors Series Trust

[ ] American Funds Insurance Series

[ ] I have changed my address. My current address is:

---------------------------------------
                                            Name ----------------------------------------
           (Contract Number)
                                         Address ----------------------------------------
---------------------------------------          ----------------------------------------
              (Signature)                                                             zip

Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893

(METLIFE LOGO)

Metropolitan Life Insurance Company

Johnstown Office, 500 Schoolhouse Road

Johnstown, PA 15907-2914